SEMI-ANNUAL REPORT

June 30, 2002                           DOMESTIC EQUITY GROWTH PORTFOLIOS
                                        ING VP Growth Opportunities Portfolio
ING VARIABLE PRODUCTS TRUST             ING VP LargeCap Growth Portfolio
CLASS S                                 ING VP MidCap Opportunities Portfolio
                                        ING VP SmallCap Opportunities Portfolio

                                        DOMESTIC EQUITY VALUE PORTFOLIOS
                                        ING VP Large Company Value Portfolio
                                        ING VP MagnaCap Portfolio

                                        DOMESTIC EQUITY AND INCOME PORTFOLIO
                                        ING VP Convertible Portfolio

                                        INTERNATIONAL EQUITY PORTFOLIO
                                        ING VP International Value Portfolio


[PHOTO]


                                                             [LION LOGO]
                                                              ING FUNDS
                                                    (formerly the Pilgrim Funds)

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


          President's Letter ...................................     1
          Portfolio Managers' Reports:
               Domestic Equity Growth Portfolios ...............     2
               Domestic Equity Value Portfolios ................    10
               Domestic Equity and Income Portfolio ............    14
               International Value Portfolio ...................    16
          Index Descriptions ...................................    18
          Statements of Assets and Liabilities .................    20
          Statements of Operations .............................    21
          Statements of Changes in Net Assets ..................    22
          Financial Highlights .................................    25
          Notes to Financial Statements ........................    33
          Portfolios of Investments ............................    41
          Shareholder Meeting Information ......................    58
          Director/Trustee and Officer Information .............    59

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the June 30, 2002 Semi-Annual Report for the Class S shares of the ING Variable Products Trust (formerly Pilgrim Variable Products Trust).

There have been some very important changes that have occurred over the past several months regarding the ING Funds. I would like to take this opportunity to share them with you.

As you may recall, in September 2000, ING Group acquired ReliaStar Financial Corp., the parent company of the adviser to the Pilgrim Funds. In December 2000, ING Group acquired the financial services of Aetna Inc., including Aeltus Investment Management, Inc., adviser to Aetna Series Fund, Inc. and the Aetna Variable Portfolios.

ING Group has embarked upon a plan to integrate some of the operations of its various affiliated mutual fund groups. Effective March 1, 2002, ING Group merged the operations of the Aetna Series Fund and the Aetna Variable Portfolios into the Pilgrim Funds and renamed the entire fund complex, ING Funds.

In addition to the changes noted above, individual product name changes have also occurred within the ING Funds family. These changes are part of ING Group's evolving corporate strategy to create one master brand. The ING Funds family now offers more than 100 open- and closed-end funds and variable products with a wide range of investment objectives and styles.

At ING Funds, we are dedicated to providing core investments for the serious investors. Our goal is to understand and anticipate your needs and objectives, and manage our products accordingly. We greatly appreciate your continued investment in the ING Funds.


Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds Services, LLC
July 15, 2002

ING VP GROWTH OPPORTUNITIES PORTFOLIO                 Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Mary Lisanti, Executive Vice-President and Chief Investment Officer; Jeffrey Bernstein, Senior Vice President and Senior Portfolio Manager, ING Investments, LLC.

GOALS: The ING VP Growth Opportunities Portfolio (formerly Pilgrim VP Growth Opportunities Portfolio) (the "Portfolio") seeks long-term growth of capital by investing primarily in the common stock of U.S. companies that the Portfolio Managers' feel have above average prospects for growth.

MARKET OVERVIEW: Stocks slumped over the first half of the year as the market was rattled by the ongoing accounting scandals and the prospect of a more uncertain economic outlook for the rest of the year. Investor concerns heightened through the first six months as realization dawned that this economic recovery may turn out to be slower than the average recovery, despite aggressive fiscal and monetary stimulus. The announcement of fraud at Worldcom started a series of events -- the subsequent Worldcom hearings in Congress around the fraud, the discussion of which accounting standards to follow and what would happen to corporate earnings, the President's proposal on corporate governance -- which raised investors' fears about earnings prospects and the economy to heights not seen since last fall.

The overall climate of mistrust of corporate America, combined with the increasing concerns about the veracity of earnings and the future prospects for earnings pushed stocks back to the lows last seen in the fall of 2001. For the first half of 2002, the Standard & Poor's 500 Index (S&P 500) declined 13.16%, while the Nasdaq Composite Index declined 24.98%, the Dow Jones Industrial Average declined 7.77%, the Standard & Poor's Midcap 400 Index dropped 3.21%, while even the Russell 2000 Index declined 4.70%.

PERFORMANCE: For the six-month period ended June 30, 2002, the Portfolio's Class S shares, excluding any charges, provided a total return of -16.94% compared to the S&P 500 which returned -13.16%.

PORTFOLIO SPECIFICS: The Portfolio was hurt by its overweight in information technology and healthcare, and helped by its underweight in financials, industrials, and telecom services (the Portfolio did not own Worldcom). The Portfolio also benefited from strong stock selection in the consumer discretionary sector -- the Portfolio outperformed the benchmark in those sectors despite being significantly overweight those sectors.

Part of our process is to try to use the volatility of the market to our investors' advantage by using periods of weakness to initiate or add to positions. We added selectively to higher quality consumer holdings while trimming some of the lesser quality names -- the relative outperformance of the group and the appreciation of certain holdings increased the overall weight in the portfolio. We trimmed or eliminated some of the lower quality names in the technology sector, particularly the semiconductor companies that would be associated with the telecom sector. And we continued to add to growth-oriented financial companies.

MARKET OUTLOOK: We remain cautiously optimistic about the stock market. While the economy may not be growing as fast as many thought it was previously, at current multiples stocks probably reflect those concerns -- excluding technology, the S&P 500 is now trading below the lowest p/e (price/earnings) multiple it carried in the 1990-1991 recession, and a bit below the average of the last decade. This coming quarter may end the seven quarters of year-over-year decline in corporate earnings we have seen. We believe interest rates are likely to remain low for the foreseeable future, which could create a positive backdrop for equity prices. While it may take time to restore investor confidence in earnings and in corporate governance, the steps recently taken -- requiring CEO's and CFO's to certify under oath that their most recent annual and quarterly earnings reports are accurate by August 14th -- may hasten that restoration.

Under this likely scenario, we are focusing on companies that may potentially grow real earnings in a low-or no-inflation environment and who may be able to thrive under greater accounting scrutiny. Consistent with our longstanding strategy, we are favoring companies that seek to control costs when pricing power is elusive.

Portfolio Managers' Report                 ING VP GROWTH OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

                                          AVERAGE ANNUAL
                                       TOTAL RETURNS FOR THE
                                           PERIODS ENDED
                                           JUNE 30, 2002
                                    ----------------------------
                                                 SINCE INCEPTION
                                    1 YEAR           5/3/01
                                    ------           ------
              Class S               -30.91%         -30.03%
              S&P 500 Index         -17.99%         -16.92%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of ING VP Growth Opportunities Portfolio against the S&P 500 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for the index is shown from 5/1/01.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. The Portfolio invests in small and medium-sized companies which may be more susceptible to price swings and less liquid than larger companies.

                 See accompanying index descriptions on page 18.

ING VP LARGECAP GROWTH PORTFOLIO                      Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Mary Lisanti, Executive Vice President and Chief Investment Officer; Jeffrey Bernstein, Senior Vice President and Senior Portfolio Manager, ING Investments, LLC.

GOAL: The ING VP LargeCap Growth Portfolio (formerly Pilgrim VP LargeCap Growth Portfolio) (the "Portfolio") seeks long-term capital appreciation by investing primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the upper 90% of the S&P 500 Index.

MARKET OVERVIEW: Stocks slumped over the first half of the year as the market was rattled by the ongoing accounting scandals and the prospect of a more uncertain economic outlook for the rest of the year. Investor concerns heightened through the first six months as realization dawned that this economic recovery might turn out to be slower than the average recovery, despite aggressive fiscal and monetary stimulus. The announcement of fraud at Worldcom started a series of events -- the subsequent Worldcom hearings in Congress around the fraud, the discussion of which accounting standards to follow and what would happen to corporate earnings, the President's proposal on corporate governance -- which raised investors' fears about earnings prospects and the economy to heights not seen since last fall.

The overall climate of mistrust of corporate America combined with the increasing concerns about the veracity of earnings and the future prospects for earnings pushed stocks back to the lows last seen in the fall of 2001. For the first half of 2002, the S&P 500 Index declined 13.16%, while the Nasdaq Composite Index declined 24.98%, the Dow Jones Industrial Average declined 7.77%, the S&P Midcap 400 Index dropped 3.21%, while even the Russell 2000 declined 4.70%.

PERFORMANCE: For the six-month period ended June 30 2002, the Portfolio's Class S shares provided a total return of -22.15% compared to the Russell 1000 Growth Index which dropped 20.78% for the same period.

PORTFOLIO SPECIFICS: The Portfolio was hurt by its overweight in Information Technology and Energy but helped by its underweight in Health Care, Industrials and Telecom Services (the Portfolio did not own Worldcom).

Part of our process is to try to use the volatility of the market to our investors' advantage by using periods of weakness to initiate or add to positions. We added selectively to higher quality consumer holdings while trimming some of the lesser quality names -- the relative outperformance of the group and the appreciation of certain holdings increased the overall weight in the portfolio. We trimmed or eliminated some of the lower quality names in the technology sector, particularly the semiconductor companies that would be associated with the telecom sector. And we continued to add to growth-oriented financial companies.

MARKET OUTLOOK: We remain cautiously optimistic about the stock market. While the economy may not be growing as fast as many thought it was previously, at current multiples stocks probably reflect those concerns -- excluding technology, the S&P 500 Index is now trading below the lowest p/e (price earnings) multiple it carried in the 1990-1991 recession, and a bit below the average of the last decade. This coming quarter could end the seven quarters of year-over-year decline in corporate earnings we have seen. Interest rates are likely to remain low for the foreseeable future, which could create a positive backdrop for equity prices. While it may take time to restore investor confidence in earnings and in corporate governance, the steps recently taken -- requiring CEOs and CFOs to certify under oath that their most recent annual and quarterly earnings reports are accurate by August 14th -- may hasten that restoration.

Under this likely scenario, we are focusing on companies that may potentially grow real earnings in a low-or no-inflation environment and who may be able to thrive under greater accounting scrutiny. Consistent with our longstanding strategy, we are favoring companies that seek to control costs when pricing power is elusive.

Portfolio Managers' Report                      ING VP LARGECAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                             TOTAL RETURNS FOR THE
                                                 PERIOD ENDED
                                                 JUNE 30, 2002
                                             ---------------------
                                                SINCE INCEPTION
                                                    8/2/01
                                                    ------
            Class S                                -24.80%
            Russell 1000 Growth Index              -20.60%(1)

Based on a $10,000 initial investment, the table above illustrate the total return of ING VP LargeCap Growth Portfolio against the Russell 1000 Growth Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for the index is shown from 8/1/01.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investment in equities. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the Fund's performance.

                 See accompanying index descriptions on page 18.

ING VP MIDCAP OPPORTUNITIES PORTFOLIO                 Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Mary Lisanti, Executive Vice President and Chief Investment Officer; Jeffrey Bernstein, Senior Vice President and Senior Portfolio Manager, ING Investments, LLC.

GOAL: The ING VP MidCap Opportunities Portfolio (formerly Pilgrim VP MidCap Opportunities Portfolio) (the "Portfolio") seeks long-term capital appreciation by investing primarily in the common stock of mid-sized U.S. companies that the Portfolio Managers' feel have above average prospects for growth.

MARKET OVERVIEW: Stocks slumped over the first half of the year as the market was rattled by the ongoing accounting scandals and the prospect of a more uncertain economic outlook for the rest of the year. Investor concerns heightened through the first six months as realization dawned that this economic recovery may turn out to be slower than the average recovery, despite aggressive fiscal and monetary stimulus. The announcement of fraud at Worldcom started a series of events -- the subsequent Worldcom hearings in Congress around the fraud, the discussion of which accounting standards to follow and what would happen to corporate earnings, the President's proposal on corporate governance -- which raised investors' fears about earnings prospects and the economy to heights not seen since last fall.

The overall climate of mistrust of corporate America, combined with the increasing concerns about the veracity of earnings and the future prospects for earnings pushed stocks back to the lows last seen in the fall of 2001. For the first half of 2002, the Standard & Poor's 500 Index (S&P 500) declined 13.16%, while the Nasdaq Composite Index declined 24.98%, the Dow Jones Industrial Average declined 7.77%, the Standard & Poor's Midcap 400 Index (S&P Midcap 400) dropped 3.21%, while even the Russell 2000 Index declined 4.70%.

PERFORMANCE: For the six-month period ended June 30, 2002, the Portfolio's Class S shares, excluding any charges, returned -13.58% compared to the S&P Midcap 400 which returned -3.21%.

PORTFOLIO SPECIFICS: The Portfolio's underperformance was primarily due to its focus on higher growth, higher p/e (price/earnings) companies, which were the worst performers in the midcap universe, as evidenced by the 19.70% decline in the Russell Midcap Growth Index for the six-month period. The Portfolio was hurt by its overweight positions in information technology, health care and energy stocks, while helped by its underweight positions in financials, industrials and utilities.

Part of our process is to try to use the volatility of the market to our investors' advantage by using periods of weakness to initiate or add to positions. We added selectively to higher quality consumer holdings while trimming some of the lesser quality names -- the relative outperformance of the group and the appreciation of certain holdings increased the overall weight in the portfolio. We trimmed or eliminated some of the lower quality names in the technology sector, particularly the semiconductor companies that would be associated with the telecom sector. And we continued to add to growth-oriented financial companies.

MARKET OUTLOOK: We remain cautiously optimistic about the stock market. While the economy may not be growing as fast as many thought is was previously, at current multiples stocks probably reflect those concerns -- excluding technology, the S&P 500 is now trading below the lowest p/e multiple it carried in the 1990-1991 recession, and a bit below the average of the last decade. This coming quarter may end the seven quarters of year-over-year decline in corporate earnings we have seen. We believe interest rates are likely to remain low for the foreseeable future, which could create a positive backdrop for equity prices. While it may take time to restore investor confidence in earnings and in corporate governance, the steps recently taken -- requiring CEOs and CFOs to certify under oath that their most recent annual and quarterly earnings reports are accurate by August 14th -- may hasten that restoration.

Under this likely scenario, we are focusing on companies that may potentially grow real earnings in a low-or no-inflation environment and who may be able to thrive under greater accounting scrutiny. Consistent with our longstanding strategy, we are favoring companies that seek to control costs when pricing power is elusive.

Portfolio Managers' Report                 ING VP MIDCAP OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

                                           AVERAGE ANNUAL
                                        TOTAL RETURNS FOR THE
                                            PERIODS ENDED
                                            JUNE 30, 2002
                                      --------------------------
                                                 SINCE INCEPTION
                                      1 YEAR          5/7/01
                                      ------          ------
         Class S                      -23.68%         -23.47%
         S&P MidCap 400 Index          -4.72%          -2.49%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of ING VP MidCap Opportunities Portfolio against the S&P MidCap 400 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for the index is shown from 5/1/01.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller medium-sized companies may entail greater price variability than investing in stocks of larger companies. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the Fund's performance.

                 See accompanying index descriptions on page 18.

ING VP SMALLCAP OPPORTUNITIES PORTFOLIO               Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Mary Lisanti, Executive Vice-President and Chief Investment Officer, ING Investments, LLC.

GOAL: The ING VP SmallCap Opportunities Portfolio (formerly Pilgrim VP SmallCap Opportunities Portfolio) (the "Portfolio") seeks long-term capital appreciation by investing at least 80% of its total assets in the common stock of smaller U.S. companies that the Portfolio Manager feels have above average prospects for growth.

MARKET OVERVIEW: Stocks slumped over the first half of the year as the market was rattled by the ongoing accounting scandals and the prospect of a more uncertain economic outlook for the rest of the year. Investor concerns heightened through the first six months as realization dawned that this economic recovery may turn out to be slower than the average recovery, despite aggressive fiscal and monetary stimulus. The announcement of fraud at WorldCom started a series of events -- the subsequent WorldCom hearings in Congress around the fraud, the discussion of which accounting standards to follow and what would happen to corporate earnings, the President's proposal on corporate governance -- which raised investors' fears about earnings prospects and the economy to heights not seen since last fall.

The overall climate of mistrust of corporate America, combined with the increasing concerns about the veracity of earnings and the future prospects for earnings pushed stocks back to the lows last seen in the fall of 2001. For the first half of 2002, the Standard & Poor's 500 Index (S&P 500) declined 13.16%, while the Nasdaq Composite Index declined 24.98%, the Dow Jones Industrial Average declined 7.77%, the Standard & Poor's Midcap 400 Index dropped 3.21%, while even the Russell 2000 Index declined 4.70%.

PERFORMANCE: For the six-month period ended June 30, 2002, the Portfolio's Class S shares, excluding any charges, returned -26.40% compared to the Russell 2000 Index which returned -4.70%.

PORTFOLIO SPECIFICS: The Portfolio's underperformance was due to it focus on growth stocks -- the highest p/e (price/earnings), highest growth stocks in the Russell 2000 Index suffered the most in the market's decline, as evidenced by the 17.35% decline for the Russell 2000 Growth Index for the six-month period. The Portfolio was also hurt by its overweight in information technology and healthcare relative to the Russell 2000 Index.

Part of our process is to try to use the volatility of the market to our investors' advantage by using periods of weakness to initiate or add to positions. We added selectively to higher quality consumer holdings while trimming some of the lesser quality names -- the relative outperformance of the group and the appreciation of certain holdings increased the overall weight in the portfolio. We trimmed or eliminated some of the lower quality names in the technology sector, particularly the semiconductor companies that would be associated with the telecom sector. And we continued to add to growth-oriented financial companies.

MARKET OUTLOOK: We remain cautiously optimistic about the stock market. While the economy may not be growing as fast as many thought is was previously, at current multiples stocks probably reflect those concerns -- excluding technology, the S&P 500 is now trading below the lowest p/e multiple it carried in the 1990-1991 recession, and a bit below the average of the last decade. This coming quarter may end the seven quarters of year-over-year decline in corporate earnings we have seen. We believe interest rates are likely to remain low for the foreseeable future, which could create a positive backdrop for equity prices. While it may take time to restore investor confidence in earnings and in corporate governance, the steps recently taken -- requiring CEO's and CFO's to certify under oath that their most recent annual and quarterly earnings reports are accurate by August 14th -- may hasten that restoration.

Under this likely scenario, we are focusing on companies that may potentially grow real earnings in a low-or no-inflation environment and who may be able to thrive under greater accounting scrutiny. Consistent with our longstanding strategy, we are favoring companies that seek to control costs when pricing power is elusive.

Portfolio Manager's Report               ING VP SMALLCAP OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

                                             AVERAGE ANNUAL
                                          TOTAL RETURNS FOR THE
                                              PERIODS ENDED
                                              JUNE 30, 2002
                                       ---------------------------
                                                   SINCE INCEPTION
                                       1 YEAR           5/3/01
                                       ------           ------
          Class S                      -39.05%         -32.52%
          Russell 2000 Index            -8.60%          -2.68%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of ING VP SmallCap Opportunities Portfolio against the Russell 2000 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for the index is shown from 5/1/01.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investment in equities. The Portfolio invests in smaller companies which may be more susceptible to price volatility and are less liquid than larger companies.

                 See accompanying index descriptions on page 18.

ING VP LARGE COMPANY VALUE PORTFOLIO                  Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Thomas Jackson, Senior Vice President and Senior Portfolio Manager, ING Investments, LLC.

GOAL: The ING VP Large Company Value Portfolio (formerly Pilgrim VP Growth and Income Portfolio) (the "Portfolio ") seeks long-term capital appreciation with income as a secondary objective.

MARKET OVERVIEW: The U.S. stock market declined significantly in the six-month period ended June 30, 2002, with the S&P 500 Index down 13.16% and with the more volatile NASDAQ Composite Index down even more at 24.98%. The stock market volatility was to some degree a function of the economy, which entered a shallow recession in the second half of 2001 and then resumed growth in the first quarter of 2002. Despite the shallowness of the recession, corporate profits have declined a record amount over the last couple of years and stock prices have largely mirrored the decline in profits. Both the unsettled geopolitical situation and a rash of corporate/accounting scandals such as Enron, Tyco, Adelphia Communications, WorldCom, etc. have further damaged investor confidence. These concerns have been offset to some degree by Federal Reserve policy that has been very easy and has lowered short-term interest rates to their lowest levels in a generation.

Over the period, small- and mid-capitalization companies continued to outperform larger companies. Value stocks outperformed growth stocks among the small- and mid-sized companies, but the larger capitalization S&P/Barra Growth Index actually performed roughly in line with the S&P/Barra Value Index for the period.

PERFORMANCE: For the six-month period ended June 30, 2002, the Portfolio's Class S shares, excluding any charges, returned -9.47% compared to the S&P 500 Index which returned -13.16% for the same period.

PORTFOLIO SPECIFICS: Consistent with the value investment approach, the Portfolio owns primarily issues that sell at significant valuation discounts to the market. In many instances these companies are also expected to grow earnings at rates that exceed the market. (There is, of course, the risk that these expectations will not be fulfilled).

The Portfolio's performance relative to the S&P 500 Index was helped by its underweighting in Technology as well as by its holdings in the Consumer Cyclical, Financial, Industrial and Healthcare sectors. The Portfolio's performance was hurt primarily by its holdings in merchant energy companies. We believe that at current levels these issues offer significant value. The holding in WorldCom also negatively impacted performance, but it was eliminated from the portfolio during the period.

MARKET OUTLOOK: While the length and depth of the market decline over the last couple of years has been painful, the good news is that stocks seem now more reasonably priced than they have been in some time. Given the substantial decline in interest rates (which compete with stocks for investor attention and serve as the underpinning for stock valuation), stocks are at more attractive valuation levels than has been the case for years (with the exception of late September 2001). There are several critical questions that are likely to govern the intermediate term returns from stocks. First and foremost, questions regarding the integrity of corporate governance and the accounting system will have to be put to rest. A speculative bubble led to behavior by many players in the financial markets that ranged from naive at best to outright criminal at worst. However, recognition that a problem exists is the first step toward its solution, and we appear to be well into that stage. While it is quite possible that we will discover more examples of deceptive (or worse) behavior by corporate managements, the system is beginning to take the appropriate steps to restore confidence. While no accounting system will be immune from abuse, it is important that we come to some consensus as to the appropriate definition of earnings so that investors can once again put all companies on a roughly comparable basis. As but one example of this process, the majority of professional investors now agree that options should be expensed on the income statement.

Once questions as to the quality and level of earnings are put to rest, we still have to deal with the likely future growth of profits. Recent economic statistics strongly indicate that corporate profits may have bottomed and are once again beginning to rebound. While this is an unmitigated positive, future secular growth is still in doubt. History indicates that a 7% growth rate in profits is the long-term trend. If the future is to differ from the past, it is likely that trend line growth may be slower both because of lower inflation and more stringent accounting standards (on pensions and options to name but two). Furthermore, with the current low consumer savings rate and high levels of debt, the underlying strength of the economy may be below par for some period of time.

The final question is the impact of terrorism as a permanent reality in our lives. While it is impossible to predict with any certainty what will happen on this front, it is likely that we will be living with this threat for a long time. This adds an element of risk that prior to September 11th was not contemplated by most investors. Yet, we believe that when all of these factors are considered, we may be investing in an environment of much lower investment returns in the future than we became accustomed to over the last couple of decades.

Our current strategy is to continue to seek out companies that have depressed current valuations where we believe that their long-term prospects are not adequately reflected in their stock price. Furthermore, we believe that dividend yield may be a more important component of future investment returns than was the case in the 1990's. We currently have a large weighting in utility companies with an emphasis on the merchant energy sector. These stocks are currently quite depressed as a result of the Enron debacle and continuing questions about marked-to-market accounting. We are also building a position in the Drug industry as the stocks have come under pressure both due to concerns about the paucity of new drugs and political pressure on pricing. We have continued on the margin to cut back on our more cyclically sensitive holdings as these stocks have begun to reflect the likelihood that the economy has bottomed.

Portfolio Manager's Report                  ING VP LARGE COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        TOTAL RETURNS FOR THE
                                            PERIOD ENDED
                                            JUNE 30, 2002
                                        ---------------------
                                           SINCE INCEPTION
                                               7/31/01
                                               -------
                  Class S                       -5.01%
                  S&P 500 Index                -17.17%(1)

Based on a $10,000 initial investment, the table above illustrate the total return of ING VP Large Company Value Portfolio against the S&P 500 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for the index is shown from 8/1/01.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller medium-sized companies may entail greater price variability than investing in stocks of larger companies. The Fund may also invest in foreign securities. International investing does pose special risks, including currency fluctuations, ecomonic and political risks not found in investments that are solely domestic. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the Fund's performance.

                 See accompanying index descriptions on page 18.

ING VP MAGNACAP PORTFOLIO                             Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Thomas Jackson, Senior Vice President and Senior Portfolio Manager; Howard N. Kornblue, Senior Vice President and Senior Portfolio Manager serves as Auxiliary Portfolio Manager, ING Investments, LLC.

GOAL: The ING VP MagnaCap Portfolio (formerly Pilgrim VP MagnaCap Portfolio) (the "Portfolio' seeks growth of capital with dividend income as secondary consideration.

MARKET OVERVIEW: The U.S. stock market declined significantly in the six-month period ended June 30, 2002, with the Standard & Poor's 500 Index (S&P 500) down 13.16% and with the more volatile NASDAQ Composite Index down even more at 24.98%. The period exhibited substantial volatility as the stock market declined dramatically into late September 2001 and then rallied into early December before resuming a grinding downward trend. The stock market volatility was to some degree a function of the economy, which entered a shallow recession in the second half of 2001 and then resumed growth in the first quarter of 2002. Despite the shallowness of the recession, corporate profits have declined a record amount over the last couple of years and stock prices have largely mirrored the decline in profits. Both the unsettled geopolitical situation and a rash of corporate/accounting scandals such as Enron, Tyco, Adelphia Communications, WorldCom, etc. have further damaged investor confidence. These concerns have been offset to some degree by Federal Reserve policy that has been very easy and has lowered short-term interest rates to their lowest levels in a generation.

Over the period, small- and mid-capitalization companies continued to outperform larger companies. Value stocks outperformed growth stocks among the small- and mid-sized companies, but the larger capitalization S&P/Barra Growth Index actually performed roughly in line with the S&P/Barra Value Index for the period.

PERFORMANCE: For the six-month period ended June 30, 2002, the Portfolio's Class S shares, excluding any charges, provided a total return of -9.26% compared to the S&P 500 which returned -13.16%.

PORTFOLIO SPECIFICS: The Portfolio has been significantly restructured since the middle of last year when Tom Jackson assumed its management. Consistent with his value investment approach, the Portfolio now owns primarily issues that sell at significant valuation discounts to the market. We believe in many instances these companies are also expected to grow earnings at rates that exceed the market. (There is, of course, the risk that these expectations will not be fulfilled).

For the period, the Portfolio's performance relative to the S&P 500 was helped by its holdings in the Consumer Cyclical, Financial, Industrial, Healthcare, and Materials sectors. It was also helped by its underweighting in the Technology sector, although the Portfolio's holdings underperformed Technology in general. The Portfolio's performance was hurt by its holdings in Merchant Energy companies, and AT&T Wireless. We believe that at current levels these issues offer significant value. The holding in WorldCom also negatively impacted performance, but it was eliminated from the portfolio during the period.

MARKET OUTLOOK: While the length and depth of the market decline over the last couple of years has been painful, the good news is that stocks seem now more reasonably priced than they have been in some time. Given the substantial decline in interest rates (which compete with stocks for investor attention and serve as the underpinning for stock valuation), stocks are at more attractive valuation levels than has been the case for years (with the exception of late September 2001). There are several critical questions that are likely to govern the intermediate term returns from stocks. First and foremost, questions regarding the integrity of corporate governance and the accounting system will have to be put to rest. A speculative bubble led to behavior by many players in the financial markets that ranged from naive at best to outright criminal at worst. However, recognition that a problem exists is the first step toward its solution, and we appear to be well into that stage. While it is quite possible that we will discover more examples of deceptive (or worse) behavior by corporate managements, the system is beginning to take the appropriate steps to restore confidence. While no accounting system will be immune from abuse, it is important that we come to some consensus as to the appropriate definition of earnings so that investors can once again put all companies on a roughly comparable basis. As but one example of this process, the majority of professional investors now agree that options should be expensed on the income statement.

Once questions as to the quality and level of earnings are put to rest, we still have to deal with the likely future growth of profits. Recent economic statistics strongly indicate that corporate profits may have bottomed and are once again beginning to rebound. While this is an unmitigated positive, future secular growth is still in doubt. History indicates that a 7% growth rate in profits is the long-term trend. If the future is to differ from the past, it is likely that trend line growth may be slower both because of lower inflation and more stringent accounting standards (on pensions and options to name but two). Furthermore, with the current low consumer savings rate and high levels of debt, the underlying strength of the economy may be below par for some period of time. The final question is the impact of terrorism as a permanent reality in our lives. While it is impossible to predict with any certainty what will happen on this front, it is likely that we may be living with this threat for a long time. This adds an element of risk that prior to September 11th was not contemplated by most investors. Yet, we believe that when all of these factors are considered, we may be investing in an environment of much lower investment returns in the future than we became accustomed to over the last couple of decades.

Our current strategy is to continue to seek out companies that have depressed current valuations where we believe that their long-term prospects are not adequately reflected in their stock price. Furthermore, we believe that dividend yield may be a more important component of future investment returns than was the case in the 1990's. We currently have a large weighting in Utility companies with an emphasis on the Merchant Energy sector. These stocks are currently quite depressed as a result of the Enron debacle and continuing questions about marked-to- market accounting. We are also building a position in the Drug industry as the stocks have come under pressure both due to concerns about the paucity of new drugs and political pressure on pricing. We have continued on the margin to cut back on our more cyclically sensitive holdings as these stocks have begun to reflect the likelihood that the economy has bottomed.

Portfolio Managers' Report                             ING VP MAGNACAP PORTFOLIO
--------------------------------------------------------------------------------

                                          AVERAGE ANNUAL
                                       TOTAL RETURNS FOR THE
                                           PERIODS ENDED
                                           JUNE 30, 2002
                                    ---------------------------
                                                SINCE INCEPTION
                                    1 YEAR          5/7/01
                                    ------          ------
          Class S                   -12.38%         -12.72%
          S&P 500 Index             -17.99%         -16.92%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of ING VP MagnaCap Portfolio against the S&P 500 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for the index is shown from 5/1/01.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. International investing does pose special risks including currency fluctuation, economic, and political risks not found in domestic investments. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the Fund's performance.

                 See accompanying index descriptions on page 18.

ING VP CONVERTIBLE PORTFOLIO                          Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Ed Schriver, Anu Sahai, Andy Mitchell, ING Investments, LLC.

GOAL: The ING VP Convertible Portfolio, (formerly Pilgrim VP Convertible Portfolio) (the "Portfolio") seeks to maximize total return, consisting of capital appreciation and current income, by investing at least 80% of its assets in convertible securities.

MARKET OVERVIEW: The first half of 2002 witnessed a divergence between the economy and the financial markets. The market posted positive returns in early 2002, only to see them eroded by increasing concerns regarding integrity of corporate accounting, reduced expectations on the strength of the U.S. economic rebound, international hostilities and valuation levels within the equity markets. At the same time, Wall St. firms lost some credibility from investigations into their role in the telecom/internet bubble. I believe, economic fundaments may continue to improve and the scandals may eventually subside, setting the stage for a possible return of investors back to riskier asset classes.

The increasingly defensive tone of the U.S. financial markets led to value-oriented sectors such as consumer discretionary, financials and materials posting the strongest returns. Thanks to the accounting scandals revealed for some of the large companies like Adelphia Communications, Xerox and WorldCom, the worst performing sectors were the technology, media and telecom sectors.

PERFORMANCE: For the six-month period ended June 30, 2002, the Portfolio's Class S shares, excluding any charges, provided a total return of -3.72% compared to -8.61% for the Credit Suisse First Boston Convertible Index for the same period. The convertible market outperformed domestic equity markets in the first half of 2002. This demonstrates the defensive nature of convertibles when compared to the equity markets, as witnessed by the returns over the first half of the year of -13.16% and -24.98% for the S&P 500 Index and NASDAQ Composite Index, respectively.

PORTFOLIO SPECIFICS: The convertible securities market was not immune to the changes the financial markets witnessed. Since the convertible securities universe is over-weighted in technology, one might have even expected convertibles to fare worse in the continued sell-off of the last year. With the decrease in equity valuations however, more of the convertible universe has become more bond-like than it has been in the past and thus less sensitive to changes in the underlying equity. As an asset class, convertibles outperformed stocks and trounced technology heavy indices such as the NASDAQ Composite Index.

Sector weightings and individual security selection contributed positively to Portfolio performance during the first half of 2002. Security selection was particularly successful in the technology and telecommunication sectors where the Portfolio was underweight. Over-weighting of the healthcare and financial sectors helped the Portfolio versus the benchmark also. Though energy as a sector was down, driven by the Enron collapse, the Portfolio was able to outperform the sector through favorable sub-sector and security selections. Within healthcare, the Portfolio witnessed highly positive returns in the health services segment, though somewhat offset by the negative performance of the biotechnology segment.

MARKET OUTLOOK: If the broader equity market maintains its current negative performance trend, convertibles should maintain a strong performance profile relative to equities. Having said that, when the market begins to turn around, the convertible market will undoubtedly lag the equity markets for some time to come, at least until many of the constituents within the convertible market work off the significant conversion premium built up over the past several quarters.

We continue to look for companies, primarily in cyclicals, but across the spectrum, that may benefit from a gradually recovering economy as we expect the market will reward companies that typically benefit in the recovery part of the cycle. We continue to believe that the recovery for firms in the telecom and software sectors may be distant and/or weak.

A bottom up approach, which relies on fundamental analysis and careful stock selection within our broader top down sector positioning strategy, continues to be the foundation for our investment decisions.

Portfolio Managers' Report                          ING VP CONVERTIBLE PORTFOLIO
--------------------------------------------------------------------------------

                                                    TOTAL RETURNS FOR THE
                                                        PERIOD ENDED
                                                        JUNE 30, 2002
                                                    ---------------------
                                                       SINCE INCEPTION
                                                           8/20/01
                                                           -------
    Class S                                                  1.74%
    Credit Suisse First Boston Convertible Index            -6.81%(1)

Based on a $10,000 initial investment, the table above illustrate the total return of ING VP Convertible Portfolio against the Credit Suisse First Boston Convertible Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for the index is shown from 9/1/01.

PRINCIPAL RISK FACTOR(S): The credit standing of the issuer and other factors may affect the investment value of a convertible security. The market value of convertible debt securities tends to vary inversely with the level of interest rates. Lower rated securities may be less liquid than higher quality investments. This fund also has exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments. The Portfolio may also invest in small and medium sized companies, which may be more susceptible to greater price volatility than larger companies. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the Fund's performance.

                 See accompanying index descriptions on page 18.

ING VP INTERNATIONAL VALUE PORTFOLIO                  Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Brandes' LargeCap Investment Committee, Brandes Investment Partners, L.P.

GOAL: The ING VP International Value Portfolio (formerly Pilgrim VP International Value Portfolio) (the "Portfolio") seeks long-term capital appreciation by investing primarily in non-U.S. companies with market capitalizations greater than $1 billion. The Portfolio may hold up to 25% of its assets in companies with smaller market capitalizations.

MARKET OVERVIEW: Throughout much of the six-month period ended June 30, 2002, world markets got a vote of no confidence. During the period, the MSCI EAFE Index fell 1.38%.

In Japan, the government revised upward its assessment of the country's economy, boosting sentiment and helping to lift share prices. The MSCI Japan Index gained 8.27% during the period. However, in Europe, evidence of economic sluggishness and inflation pressures weighed on equity markets. The MSCI Europe Index fell 4.33%.

Among emerging markets, political, currency, and economic concerns in Latin America pulled share prices sharply lower, offsetting gains registered in European and Asian emerging markets. Problems in Latin America were most evident in Argentina, where unemployment approached 30% and inflation exceeded 20%. The MSCI Argentina Index tumbled 64.73% in the period. Reflecting these disparate returns, the MSCI EMF Latin America Index fell 14.78% while the MSCI EMF Asia Index advanced 8.68%. The MSCI Emerging Markets Free (EMF) Index was up 2.07%.

PERFORMANCE: For the period from inception (March 19, 2002) through June 30, 2002, the Portfolio's Class S shares, excluding any charges, returned -6.35% compared to the MSCI EAFE Index which returned -1.94%.

PORTFOLIO SPECIFICS: Gains among holdings in Japan dampened the negative effects of slumping returns for a variety of positions during the period. Holdings in the following countries were among the worst performers during the period:
France, Spain, and Brazil. With respect to industries, poor returns for positions in the following areas adversely influenced overall returns for the
Portfolio: communications equipment, diversified telecom services, and commercial services & supplies.

Specifically, the worst performing holdings included Reuters Group (United Kingdom -- commercial services & supplies), Deutsche Telecom (Germany -- diversified telecom services), and Alcatel (France -- communications equipment).

While returns for many positions slumped during the period, there were pockets of solid performance. Positions registering gains included Intesa Bci (Italy -- banking) and British American Tobacco (United Kingdom -- tobacco).

During the period, as share prices for certain companies climbed to levels consistent with our estimate of underlying business values, we eliminated exposure to a number of holdings. Positions we sold during the period included Innogy Holdings (United Kingdom -- electric utilities), Granada (United Kingdom -- media), and Michelin (France -- auto components).

We redeployed the proceeds of sales among select existing holdings as well as new purchases. We viewed weakness among prices for telecom stocks, for example, as an opportunity to add to existing telecom holdings and added to our positions in Deutsche Telekom (Germany), Telecom Italia (Italy), and America Movil (Mexico).

MARKET OUTLOOK: The composition of the Portfolio did not change significantly during the period. As a result of opportunities identified by our company-by-company analysis, the exposure to the tobacco industry decreased while our weighting in the insurance and pharmaceutical industries increased. With respect to countries, our exposures to Japan and Italy grew while we decreased our exposure to France. The Portfolio's greatest country weightings remain in Japan and the United Kingdom, and on an industry basis, in diversified telecom services.

Going forward, we continue to focus on purchasing and holding solid companies that, in our opinion, are trading at substantial discounts to their intrinsic values. Over the long term, we believe the market may recognize the true worth of these companies, rewarding patient investors with potentially favorable results.

Portfolio Managers' Report                  ING VP INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                         TOTAL RETURNS FOR THE
                                             PERIOD ENDED
                                             JUNE 30, 2002
                                         ---------------------
                                            SINCE INCEPTION
                                                3/19/02
                                                -------
                 Class S                         -6.35%
                 MSCI EAFE Index                 -1.94%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of ING VP International Value Portfolio against the MSCI EAFE Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for the index is shown from 4/1/02.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. International investing does pose special risks including currency fluctuation, economic, and political risks not found in domestic investments. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the Portfolio's performance.

                 See accompanying index descriptions on page 18.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 INDEX is a widely recognized, unmanaged index of 500 common stocks.

The RUSSELL 2000 INDEX is an unmanaged index that measures the performance of 2,000 small companies.

The NASDAQ COMPOSITE INDEX is an unmanaged index that measures all domestic and non-U.S. based common stocks listed on the Nasdaq stock market. The index is market-value weighted.

The S&P MIDCAP 400 INDEX is an unmanaged index which measures performance of the mid-size company segment of the U.S. market.

The DOW JONES INDUSTRIAL AVERAGE is an unmanaged index comprised of 30 stocks that are major factors in their industries and widely held by individuals and institutional investors.

The RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The CREDIT SUISSE FIRST BOSTON CONVERTIBLE INDEX is an index representing the universe of convertible securities.

The RUSSELL MIDCAP GROWTH INDEX consists of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

The RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The S&P BARRA GROWTH INDEX is a capitalization-weighted index of all the stocks in the S&P 500 Index that have high price-to-book ratios.

The S&P BARRA VALUE INDEX is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios.

The MSCI EAFE INDEX consists of more than 1,000 securities taken from the largest market capitalization companies based in Europe, Australia and Asia (Australasia), and the Far East.

The MSCI JAPAN INDEX is a capitalization weighted index that monitors the performance of stocks from the country of Japan.

The MSCI EUROPE INDEX is a capitalization weighted index that monitors the performance of stocks from all the countries that make up the continent of Europe.

The MSCI ARGENTINA INDEX is an unmanaged index that measures the performance of the Argentina stock market.

The MSCI EMF LATIN AMERICA INDEX is a capitalization-weighted index that monitors the performance of stocks from the EMF Latin America region.

The MSCI EMF ASIA INDEX is a capitalization weighted index that monitors the performance of stocks from the EMF Asian region.

The MSCI EMERGING MARKETS FREE (EMF) INDEX is comprised of companies representative of the market structure of 22 emerging countries in Europe, Latin America, and the Pacific Rim Basin.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

      STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                    ING VP           ING VP           ING VP           ING VP
                                    GROWTH          LARGECAP          MIDCAP          SMALLCAP
                                 OPPORTUNITIES       GROWTH        OPPORTUNITIES    OPPORTUNITIES
                                   PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                 -------------    -------------    -------------    -------------
ASSETS:
Investments in securities at
 value*                          $  13,232,579    $   1,227,006    $   5,483,878    $ 106,147,010
Short-term investments at
 amortized cost                      1,210,000          200,000          563,000        6,395,000
Cash                                       489              375              492              567
Receivables:
 Investment securities sold            800,601           23,802           27,206        5,729,188
 Fund shares sold                       63,176           15,234           58,742          404,504
 Dividends and interest                  1,509              402            1,502            6,276
Other investments (Note 6)                  --               --               --               --
Prepaid expenses                            32              411              198              544
Reimbursement due from
 manager                                 5,807            3,992            4,709           38,124
                                 -------------    -------------    -------------    -------------
  Total assets                      15,314,193        1,471,222        6,139,727      118,721,213
                                 -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment
 securities purchased                  733,034          155,106           12,204        4,604,783
Payable for fund shares
 redeemed                               72,334               --           33,627          310,498
Payable for securities loaned               --               --               --               --
Payable to affiliates                   11,961            1,116            4,580           85,557
Other accrued expenses and
 liabilities                            33,622           24,364           41,396           53,500
                                 -------------    -------------    -------------    -------------
  Total liabilities                    850,951          180,586           91,807        5,054,338
                                 -------------    -------------    -------------    -------------
NET ASSETS                       $  14,463,242    $   1,290,636    $   6,047,920    $ 113,666,875
                                 =============    =============    =============    =============
NET ASSETS WERE COMPRISED
 OF:
Paid-in capital                     21,207,706        1,586,743        7,960,423      174,954,035
Accumulated net investment
 income (loss)                         (44,529)          (3,834)         (12,862)        (450,855)
Accumulated net realized gain
 (loss) on investments and
 foreign currencies                 (6,368,845)        (232,883)      (1,617,148)     (58,258,351)
Net unrealized depreciation of
 investments and foreign
 currencies                           (331,090)         (59,390)        (282,493)      (2,577,954)
                                 -------------    -------------    -------------    -------------
NET ASSETS                       $  14,463,242    $   1,290,636    $   6,047,920    $ 113,666,875
                                 =============    =============    =============    =============
* Cost of securities             $  13,563,669    $   1,286,396    $   5,766,371    $ 108,724,964
CLASS R:
Net assets                       $   5,829,496              n/a    $   4,179,137    $  85,359,498
Shares authorized                    unlimited              n/a        unlimited        unlimited
Par value                        $        0.01              n/a    $        0.01    $        0.01
Shares outstanding                   1,280,299              n/a          795,433        6,135,567
Net asset value and redemption
 price per share                 $        4.55              n/a    $        5.25    $       13.91
CLASS S:
Net assets                       $   8,633,746    $   1,290,636    $   1,868,783    $  28,307,377
Shares authorized                    unlimited        unlimited        unlimited        unlimited
Par value                        $        0.01    $        0.01    $        0.01    $        0.01
Shares outstanding                   1,891,941          171,596          357,668        2,039,461
Net asset value and redemption
 price per share                 $        4.56    $        7.52    $        5.22    $       13.88

                                    ING VP                                             ING VP
                                     LARGE           ING VP           ING VP        INTERNATIONAL
                                    COMPANY         MAGNACAP        CONVERTIBLE         VALUE
                                   PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                 -------------    -------------    -------------    -------------
ASSETS:
Investments in securities at
 value*                          $   1,138,943    $  13,399,513    $   1,216,140    $  47,452,529
Short-term investments at
 amortized cost                        132,000          502,000          127,000               --
Cash                                       493              748              618        3,323,717
Receivables:
 Investment securities sold                 --          153,463            4,036            3,575
 Fund shares sold                       79,932           67,831           14,818        1,527,996
 Dividends and interest                  2,199           26,410            5,829          195,726
Other investments (Note 6)                  --               --               --          220,440
Prepaid expenses                           411               13              411              128
Reimbursement due from
 manager                                 3,936            2,797            2,250           23,294
                                 -------------    -------------    -------------    -------------
  Total assets                       1,357,914       14,152,775        1,371,102       52,747,405
                                 -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment
 securities purchased                   53,862          587,069            4,757            3,590
Payable for fund shares
 redeemed                                   --           53,027               --        1,080,331
Payable for securities loaned               --               --               --          220,440
Payable to affiliates                    1,083           11,922            1,211           46,529
Other accrued expenses and
 liabilities                            24,201           18,814           12,184           46,912
                                 -------------    -------------    -------------    -------------
  Total liabilities                     79,146          670,832           18,152        1,397,802
                                 -------------    -------------    -------------    -------------
NET ASSETS                       $   1,278,768    $  13,481,943    $   1,352,950    $  51,349,603
                                 =============    =============    =============    =============
NET ASSETS WERE COMPRISED
 OF:
Paid-in capital                      1,380,921       15,174,331        1,376,196       54,673,452
Accumulated net investment
 income (loss)                           1,671           44,410            6,038          271,324
Accumulated net realized gain
 (loss) on investments and
 foreign currencies                    (19,550)        (394,284)         (21,611)         568,463
Net unrealized depreciation of
 investments and foreign
 currencies                            (84,274)      (1,342,514)          (7,673)      (4,163,636)
                                 -------------    -------------    -------------    -------------
NET ASSETS                       $   1,278,768    $  13,481,943    $   1,352,950    $  51,349,603
                                 =============    =============    =============    =============
* Cost of securities             $   1,223,217    $  14,742,027    $   1,223,813    $  51,627,141
CLASS R:
Net assets                                 n/a    $   3,513,264              n/a    $  51,306,568
Shares authorized                          n/a        unlimited              n/a        unlimited
Par value                                  n/a    $        0.01              n/a    $        0.01
Shares outstanding                         n/a          433,597              n/a        5,097,970
Net asset value and redemption
 price per share                           n/a    $        8.10              n/a    $       10.06
CLASS S:
Net assets                       $   1,278,768    $   9,968,679    $   1,352,950    $      43,035
Shares authorized                    unlimited        unlimited        unlimited        unlimited
Par value                        $        0.01    $        0.01    $        0.01    $        0.01
Shares outstanding                     137,306        1,225,044          135,459            4,259
Net asset value and redemption
 price per share                 $        9.31    $        8.14    $        9.99    $       10.10

                 See Accompanying Notes to Financial Statements

   STATEMENTS OF OPERATIONS for the six months ended June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                             ING VP          ING VP         ING VP          ING VP
                                             GROWTH         LARGECAP        MIDCAP         SMALLCAP
                                          OPPORTUNITIES      GROWTH      OPPORTUNITIES   OPPORTUNITIES
                                           PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                          ------------    ------------    ------------    ------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)*         $     15,764    $      2,396    $      8,190    $     39,860
Interest                                        10,209             954           4,951          56,017
Securities loaned income                            --              --              --              --
                                          ------------    ------------    ------------    ------------
  Total investment income                       25,973           3,350          13,141          95,877
                                          ------------    ------------    ------------    ------------
EXPENSES:
Investment advisory fees                        52,816           4,190          20,612         440,766
Distribution fees:
 Class S                                         9,384           1,397           1,774          28,078
Transfer agent fees                              9,207           4,018           8,884          10,045
Administrative and service fees                  7,042             559           2,748          58,769
Custodian and fund accounting fees              21,881           4,545          18,752          32,952
Printing and postage expenses                    1,998           2,176             924          28,086
Professional fees                                7,459           7,494           2,988          80,060
Trustee expenses                                   414             381             275           6,402
Miscellaneous fees                                 279             363             349           2,383
Organization fees                                   --           4,960              --              --
                                          ------------    ------------    ------------    ------------
  Total expenses                               110,480          30,083          57,306         687,541
Less expenses reimbursed by
 investment advisor                             39,978          23,941          31,303         140,809
                                          ------------    ------------    ------------    ------------
Net expenses                                    70,502           6,142          26,003         546,732
                                          ------------    ------------    ------------    ------------
Net investment income (loss)                   (44,529)         (2,792)        (12,862)       (450,855)
                                          ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
Net realized gain (loss) on investments     (1,212,672)       (166,478)        (94,999)    (19,876,834)
Net realized loss on foreign currencies             --              --              --              --
Net change in unrealized depreciation
 of investments and foreign currencies      (1,380,781)       (113,815)       (747,607)    (15,743,455)
                                          ------------    ------------    ------------    ------------
 Net realized and unrealized loss on
  investments and foreign currencies        (2,593,453)       (280,293)       (842,606)    (35,620,289)
                                          ------------    ------------    ------------    ------------
DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                          $ (2,637,982)   $   (283,085)   $   (855,468)   $(36,071,144)
                                          ============    ============    ============    ============
* Foreign taxes                           $         --    $          8    $         --    $         --

                                            ING VP                                          ING VP
                                             LARGE          ING VP          ING VP       INTERNATIONAL
                                            COMPANY        MAGNACAP       CONVERTIBLE        VALUE
                                           PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                          ------------    ------------    ------------    ------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)*         $      9,291    $    109,248    $      7,469    $    550,090
Interest                                         1,524          16,955          11,183          22,373
Securities loaned income                            --              --              --           9,632
                                          ------------    ------------    ------------    ------------
  Total investment income                       10,815         126,203          18,652         582,095
                                          ------------    ------------    ------------    ------------
EXPENSES:
Investment advisory fees                         4,119          47,250           4,135         211,184
Distribution fees:
 Class S                                         1,373          11,913           1,378              17
Transfer agent fees                              4,052           7,096           3,315           2,978
Administrative and service fees                    549           6,300             551          21,118
Custodian and fund accounting fees               3,650           8,425           1,295          27,375
Printing and postage expenses                    2,534             978           1,774           7,759
Professional fees                                8,361           3,168           1,934           6,527
Trustee expenses                                   379             357             215           1,582
Miscellaneous fees                                 375             209             428             564
Organization fees                                4,960              --           4,958              --
                                          ------------    ------------    ------------    ------------
  Total expenses                                30,352          85,696          19,983         279,104
Less expenses reimbursed by
 investment advisor                             24,288          19,826          13,673          67,859
                                          ------------    ------------    ------------    ------------
Net expenses                                     6,064          65,870           6,310         211,245
                                          ------------    ------------    ------------    ------------
Net investment income (loss)                     4,751          60,333          12,342         370,850
                                          ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
Net realized gain (loss) on investments        (12,966)       (222,950)        (17,293)        844,167
Net realized loss on foreign currencies             --              --              --          (3,693)
Net change in unrealized depreciation
 of investments and foreign currencies        (113,743)     (1,330,134)        (35,804)     (2,022,986)
                                          ------------    ------------    ------------    ------------
 Net realized and unrealized loss on
  investments and foreign currencies          (126,709)     (1,553,084)        (53,097)     (1,182,512)
                                          ------------    ------------    ------------    ------------
DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                          $   (121,958)   $ (1,492,751)   $    (40,755)   $   (811,662)
                                          ============    ============    ============    ============
* Foreign taxes                           $         --    $         --    $         --    $     67,604

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                   ING VP                         ING VP                           ING VP
                                            GROWTH OPPORTUNITIES              LARGECAP GROWTH               MIDCAP OPPORTUNITIES
                                                 PORTFOLIO                       PORTFOLIO                        PORTFOLIO
                                        ----------------------------    ----------------------------    ---------------------------
                                         SIX MONTHS         YEAR         SIX MONTHS        PERIOD        SIX MONTHS        YEAR
                                           ENDED            ENDED           ENDED           ENDED          ENDED           ENDED
                                          JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                            2002            2001            2002           2001(1)          2002           2001
                                        ------------    ------------    ------------    ------------    ------------    -----------
DECREASE IN NET ASSETS
 FROM OPERATIONS:
Net investment loss                     $    (44,529)   $    (29,783)   $     (2,792)   $     (1,247)   $    (12,862)   $   (10,166)
Net realized loss on investments          (1,212,672)     (4,003,897)       (166,478)        (66,405)        (94,999)    (1,256,157)
Net change in unrealized appreciation
 (depreciation) of investments            (1,380,781)        987,091        (113,815)         54,425        (747,607)       393,412
                                        ------------    ------------    ------------    ------------    ------------    -----------
 Net decrease in net assets resulting
  from operations                         (2,637,982)     (3,046,589)       (283,085)        (13,227)       (855,468)      (872,911)
                                        ------------    ------------    ------------    ------------    ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Class R                                          --              --              --              --              --           (381)
                                        ------------    ------------    ------------    ------------    ------------    -----------
 Total distributions                              --              --              --              --              --           (381)
                                        ------------    ------------    ------------    ------------    ------------    -----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares           8,325,129      13,711,812         564,292       1,038,436       4,604,606      5,574,063
Shares resulting from dividend
 reinvestments                                    --              --              --              --              --            381
Cost of shares redeemed                   (3,597,585)     (4,428,344)         (7,687)         (8,120)     (2,182,174)    (2,215,396)
                                        ------------    ------------    ------------    ------------    ------------    -----------
 Net increase in net assets resulting
  from capital share transactions          4,727,544       9,283,468         556,605       1,030,343       2,422,432      3,359,048
                                        ------------    ------------    ------------    ------------    ------------    -----------
Net increase in net assets                 2,089,562       6,236,879         273,520       1,017,116       1,566,964      2,485,756
NET ASSETS:
Beginning of period                       12,373,680       6,136,801       1,017,116              --       4,480,956      1,995,200
                                        ------------    ------------    ------------    ------------    ------------    -----------
End of period                           $ 14,463,242    $ 12,373,680    $  1,290,636    $  1,017,116    $  6,047,920    $ 4,480,956
                                        ============    ============    ============    ============    ============    ===========
Accumulated net investment loss at
 end of period                          $    (44,529)   $         --    $     (3,834)   $     (1,042)   $    (12,862)   $        --
                                        ============    ============    ============    ============    ============    ===========

(1) Portfolio commenced operations on August 2, 2001.

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------



                                                                ING VP                            ING VP
                                                        SMALLCAP OPPORTUNITIES             LARGE COMPANY VALUE
                                                               PORTFOLIO                        PORTFOLIO
                                                    ------------------------------    ------------------------------
                                                      SIX MONTHS          YEAR          SIX MONTHS         PERIOD
                                                         ENDED            ENDED            ENDED           ENDED
                                                       JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                                         2002             2001             2002            2001(1)
                                                    -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income (loss)                        $    (450,855)   $    (655,228)   $       4,751    $       2,075
Net realized gain (loss) on investments               (19,876,834)     (29,337,014)         (12,966)             495
Net change in unrealized appreciation
 (depreciation) of investments                        (15,743,455)      (9,567,139)        (113,743)          29,469
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets resulting
  from operations                                     (36,071,144)     (39,559,381)        (121,958)          32,039
                                                    -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Class R                                                       --               --               --               --
 Class S                                                       --               --           (1,990)          (1,855)
Net realized gains from investments:
 Class R                                                       --         (248,319)              --               --
 Class S                                                       --          (16,454)              --           (8,582)
                                                    -------------    -------------    -------------    -------------
Total distributions                                            --         (264,773)          (1,990)         (10,437)
                                                    -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                       46,875,488       71,921,597          939,802          940,620
Shares resulting from dividend reinvestments                   --          264,773            1,990           10,437
Cost of shares redeemed                               (16,153,701)     (44,860,295)        (220,572)        (291,163)
                                                    -------------    -------------    -------------    -------------
Net increase in net assets resulting from capital
 share transactions                                    30,721,787       27,326,075          721,220          659,894
                                                    -------------    -------------    -------------    -------------
Net increase (decrease) in net assets                  (5,349,357)     (12,498,079)         597,272          681,496
NET ASSETS:
Beginning of period                                   119,016,232      131,514,311          681,496               --
                                                    -------------    -------------    -------------    -------------
End of period                                       $ 113,666,875    $ 119,016,232    $   1,278,768    $     681,496
                                                    =============    =============    =============    =============
Accumulated net investment income (loss) at end
 of period                                          $    (450,855)   $          --    $       1,671    $      (1,090)
                                                    =============    =============    =============    =============

                                                                ING VP
                                                               MAGNACAP
                                                              PORTFOLIO
                                                    ------------------------------
                                                     SIX MONTHS          YEAR
                                                       ENDED             ENDED
                                                      JUNE 30,        DECEMBER 31,
                                                        2002             2001
                                                    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income (loss)                        $      60,333    $      41,621
Net realized gain (loss) on investments                  (222,950)        (143,502)
Net change in unrealized appreciation
 (depreciation) of investments                         (1,330,134)         (29,820)
                                                    -------------    -------------
 Net increase (decrease) in net assets resulting
  from operations                                      (1,492,751)        (131,701)
                                                    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Class R                                                   (4,690)         (24,178)
 Class S                                                  (11,233)         (25,423)
Net realized gains from investments:
 Class R                                                       --               --
 Class S                                                       --               --
                                                    -------------    -------------
Total distributions                                       (15,923)         (49,601)
                                                    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                       10,976,562        7,882,757
Shares resulting from dividend reinvestments               15,923           49,601
Cost of shares redeemed                                (4,156,670)        (713,772)
                                                    -------------    -------------
Net increase in net assets resulting from capital
 share transactions                                     6,835,815        7,218,586
                                                    -------------    -------------
Net increase (decrease) in net assets                   5,327,141        7,037,284
NET ASSETS:
Beginning of period                                     8,154,802        1,117,518
                                                    -------------    -------------
End of period                                       $  13,481,943    $   8,154,802
                                                    =============    =============
Accumulated net investment income (loss) at end
 of period                                          $      44,410    $          --
                                                    =============    =============

(1) Portfolio commenced operations on July 31, 2001.

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                                  ING VP                          ING VP
                                                                                CONVERTIBLE                 INTERNATIONAL VALUE
                                                                                 PORTFOLIO                       PORTFOLIO
                                                                       ----------------------------    ----------------------------
                                                                        SIX MONTHS        PERIOD        SIX MONTHS        YEAR
                                                                           ENDED           ENDED          ENDED           ENDED
                                                                         JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                                                           2002           2001(1)          2002            2001
                                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income                                                  $     12,342    $      5,195    $    370,850    $    447,076
Net realized gain (loss) on investments and foreign currencies              (17,293)         (1,881)        840,474         911,291
Net change in unrealized appreciation (depreciation) of
 investments and foreign currencies                                         (35,804)         28,131      (2,022,986)     (4,385,459)
                                                                       ------------    ------------    ------------    ------------
 Net increase (decrease) in net assets resulting from operations            (40,755)         31,445        (811,662)     (3,027,092)
                                                                       ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Class R                                                                         --              --        (117,091)       (448,174)
 Class S                                                                     (5,213)         (4,854)             (8)             --
Net realized gains from investments:
 Class R                                                                         --              --              --        (953,059)
 Class S                                                                         --          (4,038)             --              --
                                                                       ------------    ------------    ------------    ------------
Total distributions                                                          (5,213)         (8,892)       (117,099)     (1,401,233)
                                                                       ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                            707,331         693,465      89,534,752      76,172,846
Shares resulting from dividend reinvestments                                  5,213           8,892         117,099       1,401,233
Cost of shares redeemed                                                     (35,466)         (3,070)    (70,596,189)    (66,738,442)
                                                                       ------------    ------------    ------------    ------------
Net increase in net assets resulting from capital share transactions        677,078         699,287      19,055,662      10,835,637
                                                                       ------------    ------------    ------------    ------------
Net increase in net assets                                                  631,110         721,840      18,126,901       6,407,312
NET ASSETS:
Beginning of period                                                         721,840              --      33,222,702      26,815,390
                                                                       ------------    ------------    ------------    ------------
End of period                                                          $  1,352,950    $    721,840    $ 51,349,603    $ 33,222,702
                                                                       ============    ============    ============    ============
Accumulated net investment income (loss) at end of period              $      6,038    $     (1,091)   $    271,316    $     17,565
                                                                       ============    ============    ============    ============

(1) Portfolio commenced operations on August 20, 2001.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS           ING VP GROWTH OPPORTUNITIES PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                          CLASS S
                                                                 --------------------------
                                                                 SIX MONTHS      PERIOD
                                                                   ENDED         ENDED
                                                                  JUNE 30,     DECEMBER 31,
                                                                    2002         2001(1)
                                                                   ------        ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $       5.49          6.90
 Income from investment operations:
 Net investment loss                                         $      (0.01)        (0.01)
 Net realized and unrealized loss
 on investments                                              $      (0.92)        (1.40)
 Total from investment operations                            $      (0.93)        (1.41)
 Net asset value, end of period                              $       4.56          5.49
 TOTAL RETURN(2)                                             %     (16.94)       (20.43)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $      8,634         5,387
 Ratio of expenses to average net assets after expense
 reimbursement(3)(4)                                         %       1.10          1.10
 Ratio of expenses to average net assets prior to expense
 reimbursement(3)                                            %       1.68          2.58
 Ratio of net investment loss to average net assets after
 expense reimbursement(3)(4)                                 %      (0.72)        (0.72)
 Portfolio turnover rate                                     %        212           471

(1)  The Portfolio commenced offering of Class S shares on May 3, 2001.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING VP LARGECAP GROWTH PORTFOLIO (UNAUDITED)                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                             CLASS S
                                                                   ----------------------------
                                                                   SIX MONTHS        PERIOD
                                                                      ENDED          ENDED
                                                                    JUNE 30,       DECEMBER 31,
                                                                      2002           2001(1)
                                                                     ------           -----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                         $        9.66           10.00
 Income from investment operations:
 Net investment loss                                          $       (0.01)          (0.01)
 Net realized and unrealized loss on
 investments                                                  $       (2.13)          (0.33)
 Total from investment operations                             $       (2.14)          (0.34)
 Net asset value, end of period                               $        7.52            9.66
 TOTAL RETURN(2)                                              %      (22.15)          (3.40)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                            $       1,291           1,017
 Ratio of expenses to average net assets after
 expense reimbursement(3)(4)                                  %        1.10            1.10
 Ratio of expenses to average net assets prior to expense
 reimbursement(3)                                             %        5.38            7.19
 Ratio of net investment loss to average net assets after
 expense reimbursement(3)(4)                                  %       (0.50)          (0.47)
 Portfolio turnover rate                                      %         234             159

(1)  The Portfolio commenced operations on August 2, 2001.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS           ING VP MIDCAP OPPORTUNITIES PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                            CLASS S
                                                                   ---------------------------
                                                                   SIX MONTHS        PERIOD
                                                                      ENDED          ENDED
                                                                    JUNE 30,      DECEMBER 31,
                                                                      2002           2001(1)
                                                                     ------          ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                         $        6.04            7.10
 Income from investment operations:
 Net investment loss                                          $       (0.01)          (0.01)
 Net realized and unrealized loss
 on investments                                               $       (0.81)          (1.05)
 Total from investment operations                             $       (0.82)          (1.06)
 Net asset value, end of period                               $        5.22            6.04
 TOTAL RETURN(2)                                              %      (13.58)         (14.93)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                            $       1,869             865
 Ratio of expenses to average net assets after expense
 reimbursement(3)(4)                                          %        1.10            1.10
 Ratio of expenses to average net assets prior to expense
 reimbursement(3)                                             %        2.25            4.28
 Ratio of net investment loss to average net assets after
 expense reimbursement(3)(4)                                  %       (0.60)          (0.67)
 Portfolio turnover rate                                      %         189             429

(1)  The Portfolio commenced offering of Class S shares on May 7, 2001.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING VP SMALLCAP OPPORTUNITIES PORTFOLIO (UNAUDITED)         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                              CLASS S
                                                                    ----------------------------
                                                                    SIX MONTHS         PERIOD
                                                                       ENDED           ENDED
                                                                     JUNE 30,       DECEMBER 31,
                                                                       2002            2001(1)
                                                                      ------           ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                         $        18.86            21.97
 Income from investment operations:
 Net investment loss                                          $        (0.05)           (0.05)
 Net realized and unrealized loss on investments              $        (4.93)           (3.01)
 Total from investment operations                             $        (4.98)           (3.06)
 Less distributions from:
 Net realized gain on investments                             $           --             0.05
 Total distributions                                          $           --             0.05
 Net asset value, end of period                               $        13.88            18.86
 TOTAL RETURN(2)                                              %       (26.40)          (13.90)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                            $       28,307           15,743
 Ratio of expenses to average net assets after
 expense reimbursement(3)(4)                                  %         1.10             1.10
 Ratio of expenses to average net assets prior to expense
 reimbursement(3)                                             %         1.38             1.71
 Ratio of net investment loss to average net assets after
 expense reimbursement(3)(4)                                  %        (0.93)           (0.90)
 Portfolio turnover rate                                      %          225              304

(1)  The Portfolio commenced offering of Class S shares on May 3, 2001.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS            ING VP LARGE COMPANY VALUE PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                              CLASS S
                                                                     ---------------------------
                                                                     SIX MONTHS        PERIOD
                                                                        ENDED           ENDED
                                                                      JUNE 30,       DECEMBER 31,
                                                                        2002           2001(1)
                                                                        -----           -----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $        10.31           10.00
 Income from investment operations:
 Net investment income                                         $         0.04            0.03
 Net realized and unrealized gain (loss) on
 investments                                                   $        (1.02)           0.46
 Total from investment operations                              $        (0.98)           0.49
 Less distributions from:
 Net investment income                                         $         0.02            0.03
 Net realized gain on investments                              $           --            0.15
 Total distributions                                           $         0.02            0.18
 Net asset value, end of period                                $         9.31           10.31
 TOTAL RETURN(2)                                               %        (9.47)           4.92
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        1,279             681
 Ratio of expenses to average net assets after
 expense reimbursement(3)(4)                                   %         1.10            1.10
 Ratio of expenses to average net assets prior to expense
 reimbursement(3)                                              %         5.53            8.57
 Ratio of net investment income to average net assets after
 expense reimbursement(3)(4)                                   %         0.87            0.96
 Portfolio turnover rate                                       %           10              22

(1)  The Portfolio commenced operations on July 31, 2001.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING VP MAGNACAP PORTFOLIO (UNAUDITED)                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                               CLASS S
                                                                     ---------------------------
                                                                     SIX MONTHS        PERIOD
                                                                        ENDED          ENDED
                                                                      JUNE 30,       DECEMBER 31,
                                                                        2002           2001(1)
                                                                        -----          ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $         8.98            9.59
 Income from investment operations:
 Net investment income                                         $         0.04            0.05
 Net realized and unrealized loss
 on investments                                                $        (0.87)          (0.60)
 Total from investment operations                              $        (0.83)          (0.55)
 Less distributions from:
 Net investment income                                         $         0.01            0.06
 Total distributions                                           $         0.01            0.06
 Net asset value, end of period                                $         8.14            8.98
 TOTAL RETURN(2)                                               %        (9.26)          (5.75)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        9,969           5,854
 Ratio of expenses to average net assets after expense
 reimbursement(3)(4)                                           %         1.10            1.10
 Ratio of expenses to average net assets prior to expense
 reimbursement(3)                                              %         1.42            1.53
 Ratio of net investment income to average net assets after
 expense reimbursement(3)(4)                                   %         0.91            1.13
 Portfolio turnover rate                                       %           18              72

(1)  The Portfolio commenced offering of Class S shares on May 7, 2001.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                    ING VP CONVERTIBLE PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                              CLASS S
                                                                     ---------------------------
                                                                     SIX MONTHS        PERIOD
                                                                        ENDED          ENDED
                                                                      JUNE 30,       DECEMBER 31,
                                                                        2002           2001(1)
                                                                        -----          ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $        10.42           10.00
 Income from investment operations:
 Net investment income                                         $         0.10            0.08
 Net realized and unrealized gain (loss) on investments        $        (0.49)           0.49
 Total from investment operations                              $        (0.39)           0.57
 Less distributions from:
 Net investment income                                         $         0.04            0.08
 Total distributions                                           $         0.04            0.15
 Net asset value, end of period                                $         9.99           10.42
 TOTAL RETURN(2)                                               %        (3.72)           5.67
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        1,353             722
 Ratio of expenses to average net assets after
 expense reimbursement(3)(4)                                   %         1.10            1.10
 Ratio of expenses to average net assets prior to expense
 reimbursement(3)                                              %         3.62            7.33
 Ratio of net investment income to average net assets after
 expense reimbursement(3)(4)                                   %         2.24            2.49
 Portfolio turnover rate                                       %           28              14

(1)  The Portfolio commenced operations on August 20, 2001.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING VP INTERNATIONAL VALUE PORTFOLIO (UNAUDITED)            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                        CLASS S
                                                                        -------
                                                                        PERIOD
                                                                         ENDED
                                                                        JUNE 30,
                                                                        2002(1)
                                                                        -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                            $       10.80
 Income from investment operations:
 Net investment income                                           $        0.06
 Net realized and unrealized loss on investments                 $       (0.74)
 Total from investment operations                                $       (0.68)
 Less distributions from:
 Net investment income                                           $        0.02
 Total distributions                                             $        0.02
 Net asset value, end of period                                  $       10.10
 TOTAL RETURN(2)                                                 %       (6.35)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                               $          43
 Ratio of expenses to average net assets after
 expense reimbursement(3)(4)                                     %        1.20
 Ratio of expenses to average net assets prior to expense
 reimbursement(3)                                                %        1.53
 Ratio of net investment income to average net assets after
 expense reimbursement(3)(4)                                     %        2.25
 Portfolio turnover rate                                         %          14

(1)  The Portfolio commenced operations on March 19, 2002.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. The ING Variable Products Trust (the "Trust", formerly Pilgrim Variable Products Trust) is a business trust organized under the laws of the Commonwealth of Massachusetts on December 17, 1993 and registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The names of the eight investment series which offer Class S shares and their respective investment objectives are set forth below.

ING VP GROWTH OPPORTUNITIES PORTFOLIO ("GROWTH OPPORTUNITIES PORTFOLIO", FORMERLY PILGRIM VP GROWTH OPPORTUNITIES PORTFOLIO) is a diversified portfolio which seeks long-term growth of capital through investments in common stock of U.S. companies that the portfolio manager feels have above average prospects for growth.

ING VP LARGECAP GROWTH PORTFOLIO ("LARGECAP GROWTH PORTFOLIO", FORMERLY PILGRIM VP LARGECAP GROWTH PORTFOLIO) is a diversified portfolio which seeks long-term capital appreciation by investing primarily in stocks from a universe of U.S. companies with market capitalization corresponding to the upper 90% of the S&P 500 Index.

ING VP MIDCAP OPPORTUNITIES PORTFOLIO ("MIDCAP OPPORTUNITIES PORTFOLIO", FORMERLY PILGRIM VP MIDCAP OPPORTUNITIES PORTFOLIO) is a diversified portfolio which seeks long-term capital appreciation through investments in common stock of mid-sized U.S. companies that the portfolio managers feel have above average prospects for growth.

ING VP SMALLCAP OPPORTUNITIES PORTFOLIO ("SMALLCAP OPPORTUNITIES PORTFOLIO", FORMERLY PILGRIM VP SMALLCAP OPPORTUNITIES PORTFOLIO) is a diversified portfolio with the investment objective of long-term capital appreciation by investing primarily in small to mid-sized companies that are believed to have above average prospects for growth.

ING VP LARGE COMPANY VALUE PORTFOLIO ("LARGE COMPANY VALUE PORTFOLIO", FORMERLY PILGRIM VP GROWTH AND INCOME PORTFOLIO) is a diversified portfolio which seeks long-term capital appreciation with income as a secondary objective.

ING VP MAGNACAP PORTFOLIO ("MAGNACAP PORTFOLIO", FORMERLY PILGRIM VP MAGNACAP PORTFOLIO) is a diversified portfolio whose investment objective is growth of capital through investments in common stock of companies that have paid increasing dividends or have had the capability to pay rising dividends from their operations, with dividend income as a second consideration.

ING VP CONVERTIBLE PORTFOLIO ("CONVERTIBLE PORTFOLIO", FORMERLY PILGRIM VP CONVERTIBLE PORTFOLIO) is a diversified portfolio which seeks to maximize total return by investing primarily in convertible securities, while maintaining aggregate risk measures similar to that of the overall convertible universe.

ING VP INTERNATIONAL VALUE PORTFOLIO ("INTERNATIONAL VALUE PORTFOLIO", FORMERLY PILGRIM VP INTERNATIONAL VALUE PORTFOLIO) is a diversified portfolio with the investment objective of long-term capital appreciation by investing primarily in foreign companies with a market valuation greater than $1 billion, but may hold up to 25% of its assets in companies with smaller market capitalization.

Growth Opportunities, MidCap Opportunities, SmallCap Opportunities, MagnaCap and International Value portfolios offer both Class R and Class S shares. The two classes differ principally in the applicable shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolio and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including shareholder servicing fees.

SECURITY VALUATION. Equity securities are valued daily at closing sales prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid and asked prices for such securities, or if such prices are not available, at prices provided by market makers, or at prices for securities of

--------------------------------------------------------------------------------

comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days at the date of acquisition are valued at amortized cost, unless the Trustees of the Trust determine that amortized cost does not reflect the fair value of such obligations. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Trustees of the Trust. The books and records of the Portfolios are maintained in U.S. dollars.

MANAGEMENT'S USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected. Discounts are accreted, and premiums amortized to par at maturity based on the scientific method. Dividend income is recorded on the ex-dividend date.

DISTRIBUTION TO SHAREHOLDERS. Dividends from net investment income are declared and paid quarterly by the Portfolios. Distributions of net realized capital gains, if any, are declared annually; however, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. The Portfolios may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

FOREIGN CURRENCY. Investments in securities, foreign currency holdings, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at each days current exchange rate. Translation gains or losses due to changes in exchange rates and realized gains or losses from the sale of foreign currencies, and settlement of forward foreign currency contracts and other foreign denominated receivables and payables are translated at the rates of exchange prevailing on the respective dates of such transactions. Such translation gains are not isolated on the accompanying statements of operations.

FOREIGN CURRENCY FORWARD CONTRACTS. The Portfolios may enter into foreign currency forward contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Portfolios agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolios' net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

OPTIONS. The Portfolios may write (sell) and purchase put and call options. The premium collected or paid by a Portfolio for the sale or purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option. If an option which a Portfolio has sold or purchased expires on the stipulated expiration date, the Portfolio realizes a gain or loss in the amount of the premium received or paid for the option.

For written options, the Portfolio's obligation may be discharged in three ways:
(1) the option expires on the stipulated expiration date; (2) the option holder exercises the right to call (buy) or put (sell) the security, or (3) the Portfolio enters into a closing transaction. If the option is held until expiration, the Portfolio recognizes a gain equal to the amount of premium received. If the written call option is exercised by the counterparty, the premium is added to the proceeds from the sale of the underlying

--------------------------------------------------------------------------------

security or currency in determining whether the Portfolio has realized a gain or loss. If the written put option is exercised by the counterparty, the premium reduces the cost basis of the securities purchased by the Portfolio. If the Portfolio enters into a closing transaction, a gain or loss is recognized equal to the difference between the premium received by the Portfolio from the counterparty and the amount paid by the Portfolio on effecting a closing purchase transaction, including brokerage commissions. As the writer of options, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. At June 30, 2002, none of the Portfolios had any open options.

FUTURES CONTRACTS. The Portfolios may invest in futures contracts solely for the purpose of hedging their existing portfolio securities, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Portfolios' agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

Variation margin payments are received or made by the Portfolios each day, depending upon the daily fluctuations in the fair value of the underlying instrument. The Portfolios recognize a gain or loss equal to the daily variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios' basis in the contract.

Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

REPURCHASE AGREEMENTS. The Portfolios' Custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolios may be delayed or limited.

FEDERAL INCOME TAXES. The Trust intends to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to distribute all of the taxable net income to respective shareholders. Therefore, no Federal income tax provision or excise tax provision is required.

NOTE 2 -- INVESTMENT ADVISORY, ADMINISTRATIVE AND SHAREHOLDER SERVICE FEES

ING Investments, LLC (the "Adviser", formerly ING Pilgrim Investments, LLC) serves as each Portfolio's investment adviser. The Adviser receives an investment advisory fee calculated at an annual rate of 0.75% of average daily net assets from each Portfolio, except International Value Portfolio, from which it receives 1.00%. ING Funds Services, LLC (the "Administrator", formerly ING Pilgrim Group, LLC) serves as each Portfolio's administrator. Each Portfolio pays the Administrator a fee calculated at an annual rate of 0.10% of average daily net assets.

For Class R shares, the Adviser has voluntarily agreed to limit the expenses, excluding interest, taxes, brokerage and extraordinary expenses of the Growth Opportunities Portfolio, MidCap Opportunities Portfolio, SmallCap Opportunities Portolio and MagnaCap Portfolio to 0.90% and International Value Portfolio to 1.00% of the average daily net assets.

--------------------------------------------------------------------------------

For Class S shares, the Adviser has voluntarily agreed to limit the expenses, excluding interest, taxes, brokerage and extraordinary expenses of the Growth Opportunities Portfolio, LargeCap Growth Portfolio, MidCap Opportunities Portfolio, SmallCap Opportunities Portfolio, Large Company Value Portfolio, MagnaCap Portfolio and Convertible Portfolio to 1.10% and International Value Portfolio to 1.20% of the average daily net assets.

Brandes Investment Partners L.P., a registered investment adviser, serves as subadviser to the International Value Portfolio.

Class S shares of each Portfolio are subject to a Shareholder Services Plan (the "Plan"). Under the Plan, each Portfolio pays the Administrator a fee calculated at an annual rate of 0.25% of average daily net assets attributable to its Class S shares. The Administrator is entitled to use the proceeds from the Plan to make payments to insurance companies, broker-dealers or other financial intermediaries for providing services to shareholders of Class S shares.

At June 30, 2002, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

                                  ACCRUED     ACCRUED         ACCRUED
                                 ADVISORY  ADMINISTRATIVE  DISTRIBUTION
                                   FEES        FEES            FEES       TOTAL
                                  -------     -------         -------    -------
Growth Opportunities Portfolio    $ 9,263     $ 1,235         $ 1,463    $11,961
LargeCap Growth Portfolio             761         101             254      1,116
MidCap Opportunities Portfolio      3,752         511             317      4,580
SmallCap Opportunities Portfolio   70,917      10,102           4,538     85,557
Large Company Value Portfolio         738          99             246      1,083
MagnaCap Portfolio                  8,945       1,193           1,784     11,922
Convertible Portfolio                 826         110             275      1,211
International Value Portfolio      41,563       4,959               7     46,529

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds of sales of investments (excluding U.S. Government and short-term investments) for the six months ended June 30, 2002 were as follows:

                        GROWTH         LARGECAP       MIDCAP         SMALLCAP
                     OPPORTUNITIES      GROWTH     OPPORTUNITIES  OPPORTUNITIES
                       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                      ------------   ------------   ------------   ------------
Aggregate purchases   $ 32,095,398   $  3,042,000   $ 11,449,839   $282,581,842
Aggregate sales       $ 27,141,781   $  2,435,548   $  9,565,858   $253,739,573

                     LARGE COMPANY                                INTERNATIONAL
                         VALUE         MAGNACAP     CONVERTIBLE       VALUE
                       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                      ------------   ------------   ------------   ------------
Aggregate purchases   $    736,049   $  9,602,047   $    956,052   $ 24,665,835
Aggregate sales       $    100,057   $  1,948,650   $    342,129   $  5,546,838

NOTE 4 -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

                                              CLASS R                       CLASS S
                                     --------------------------    --------------------------
                                     SIX MONTHS        YEAR        SIX MONTHS       PERIOD
                                        ENDED          ENDED          ENDED         ENDED
                                      JUNE 30,      DECEMBER 31,     JUNE 30,     DECEMBER 31,
                                        2002           2001           2002          2001(1)
                                     -----------    -----------    -----------    -----------
GROWTH OPPORTUNITIES PORTFOLIO
 (NUMBER OF SHARES)
Shares sold                              488,967        993,011      1,153,670      1,265,321
Shares redeemed                         (484,374)      (404,985)      (242,049)      (285,001)
                                     -----------    -----------    -----------    -----------
Net increase in shares outstanding         4,593        588,026        911,621        980,320
                                     ===========    ===========    ===========    ===========
GROWTH OPPORTUNITIES PORTFOLIO ($)
Shares sold                          $ 2,464,058    $ 6,419,382    $ 5,861,071    $ 7,292,430
Shares redeemed                       (2,415,715)    (2,709,308)    (1,181,870)    (1,719,036)
                                     -----------    -----------    -----------    -----------
Net increase                         $    48,343    $ 3,710,074    $ 4,679,201    $ 5,573,394
                                     ===========    ===========    ===========    ===========

(1) Class S commenced offering of shares on May 3, 2001.

--------------------------------------------------------------------------------

                                                             CLASS S
                                                  -----------------------------
                                                  SIX MONTHS          PERIOD
                                                     ENDED             ENDED
                                                   JUNE 30,         DECEMBER 31,
                                                     2002             2001(1)
                                                  -----------       -----------
LARGECAP GROWTH PORTFOLIO
 (NUMBER OF SHARES)
Shares sold                                            67,261           106,116
Shares redeemed                                          (969)             (812)
                                                  -----------       -----------
Net increase in shares outstanding                     66,292           105,304
                                                  ===========       ===========
LARGECAP GROWTH PORTFOLIO ($)
Shares sold                                       $   564,292       $ 1,038,463
Shares redeemed                                        (7,687)           (8,120)
                                                  -----------       -----------
Net increase                                      $   556,605       $ 1,030,343
                                                  ===========       ===========

(1) Portfolio commenced operations on August 2, 2001.

                                                      CLASS R                       CLASS S
                                             --------------------------    --------------------------
                                             SIX MONTHS        YEAR        SIX MONTHS       PERIOD
                                                ENDED          ENDED          ENDED         ENDED
                                              JUNE 30,      DECEMBER 31,     JUNE 30,     DECEMBER 31,
                                                2002           2001           2002          2001(1)
                                             -----------    -----------    -----------    -----------
MIDCAP OPPORTUNITIES PORTFOLIO
 (NUMBER OF SHARES)
Shares sold                                      541,460        561,336        247,311        311,365
Shares issued as reinvestment of dividends            --             59             --             --
Shares redeemed                                 (342,240)      (185,530)       (32,806)      (168,202)
                                             -----------    -----------    -----------    -----------
Net increase in shares outstanding               199,220        375,865        214,505        143,163
                                             ===========    ===========    ===========    ===========
MIDCAP OPPORTUNITIES PORTFOLIO ($)
Shares sold                                  $ 3,173,997    $ 3,711,327    $ 1,430,609    $ 1,862,736
Shares issued as reinvestment of dividends            --            381             --             --
Shares redeemed                               (1,991,570)    (1,218,251)      (190,604)      (997,145)
                                             -----------    -----------    -----------    -----------
Net increase                                 $ 1,182,427    $ 2,493,457    $ 1,240,005    $   865,591
                                             ===========    ===========    ===========    ===========

(1) Class S commenced offering of shares on May 7, 2001.

                                                       CLASS R                         CLASS S
                                             ----------------------------    ----------------------------
                                              SIX MONTHS         YEAR         SIX MONTHS       PERIOD
                                                ENDED            ENDED          ENDED           ENDED
                                               JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                                 2002            2001            2002          2001(1)
                                             ------------    ------------    ------------    ------------
SMALLCAP OPPORTUNITIES PORTFOLIO
 (NUMBER OF SHARES)
Shares sold                                     1,586,933       2,451,404       1,273,102       1,149,053
Shares issued as reinvestment of dividends             --          15,338              --           1,017
Shares redeemed                                  (920,854)     (1,916,552)        (68,323)       (315,388)
                                             ------------    ------------    ------------    ------------
Net increase in shares outstanding                666,079         550,190       1,204,779         834,682
                                             ============    ============    ============    ============
SMALLCAP OPPORTUNITIES PORTFOLIO ($)
Shares sold                                  $ 26,244,068    $ 49,377,479    $ 20,631,420    $ 22,544,118
Shares issued as reinvestment of dividends             --         248,319              --          16,454
Shares redeemed                               (15,075,353)    (38,757,211)     (1,078,348)     (6,103,084)
                                             ------------    ------------    ------------    ------------
Net increase                                 $ 11,168,715    $ 10,868,587    $ 19,553,072    $ 16,457,488
                                             ============    ============    ============    ============

(1) Class S commenced offering of shares on May 3, 2001.

--------------------------------------------------------------------------------

                                                              CLASS S
                                                      ------------------------
                                                     SIX MONTHS       PERIOD
                                                        ENDED          ENDED
                                                      JUNE 30,      DECEMBER 31,
                                                        2002          2001(1)
                                                      ---------      ---------
LARGE COMPANY VALUE PORTFOLIO
 (NUMBER OF SHARES)
Shares sold                                              92,135         95,143
Shares issued as reinvestment of dividends                  189          1,037
Shares redeemed                                         (21,111)       (30,087)
                                                      ---------      ---------
Net increase in shares outstanding                       71,213         66,093
                                                      =========      =========
LARGE COMPANY VALUE PORTFOLIO ($)
Shares sold                                           $ 939,802      $ 940,620
Shares issued as reinvestment of dividends                1,990         10,437
Shares redeemed                                        (220,572)      (291,163)
                                                      ---------      ---------
Net increase                                          $ 721,220      $ 659,894
                                                      =========      =========

(1) Portfolio commenced operations on July 31, 2001.

                                                      CLASS R                       CLASS S
                                             --------------------------    --------------------------
                                             SIX MONTHS        YEAR        SIX MONTHS       PERIOD
                                                ENDED          ENDED          ENDED         ENDED
                                              JUNE 30,      DECEMBER 31,     JUNE 30,     DECEMBER 31,
                                                2002           2001           2002          2001(1)
                                             -----------    -----------    -----------    -----------
MAGNACAP PORTFOLIO
 (NUMBER OF SHARES)
Shares sold                                      299,618        206,930        939,640        667,086
Shares issued as reinvestment of dividends           514          2,776          1,225          2,964
Shares redeemed                                 (124,200)       (62,576)      (368,009)       (17,862)
                                             -----------    -----------    -----------    -----------
Net increase in shares outstanding               175,932        147,130        572,856        652,188
                                             ===========    ===========    ===========    ===========
MAGNACAP PORTFOLIO ($)
Shares sold                                  $ 2,648,643    $ 1,906,554    $ 8,327,919    $ 5,976,203
Shares issued as reinvestment of dividends         4,690         24,179         11,233         25,422
Shares redeemed                               (1,075,134)      (553,215)    (3,081,536)      (160,557)
                                             -----------    -----------    -----------    -----------
Net increase                                 $ 1,578,199    $ 1,377,518    $ 5,257,616    $ 5,841,068
                                             ===========    ===========    ===========    ===========

(1) Class S commenced offering of shares on May 7, 2001.

                                                               CLASS S
                                                      ------------------------
                                                     SIX MONTHS        PERIOD
                                                        ENDED          ENDED
                                                      JUNE 30,      DECEMBER 31,
                                                        2002          2001(1)
                                                      ---------      ---------
CONVERTIBLE PORTFOLIO
 (NUMBER OF SHARES)
Shares sold                                              69,177         68,725
Shares issued as reinvestment of dividends                  506            853
Shares redeemed                                          (3,507)          (295)
                                                      ---------      ---------
Net increase in shares outstanding                       66,176         69,283
                                                      =========      =========
CONVERTIBLE PORTFOLIO ($)
Shares sold                                           $ 707,331      $ 693,465
Shares issued as reinvestment of dividends                5,213          8,892
Shares redeemed                                         (35,466)        (3,070)
                                                      ---------      ---------
Net increase                                          $ 677,078      $ 699,287
                                                      =========      =========

(1) Portfolio commenced operations on August 20, 2001.

--------------------------------------------------------------------------------

                                                        CLASS R                  CLASS S
                                            -------------------------------    ------------
                                            SIX MONTHS ENDED    YEAR ENDED     PERIOD ENDED
                                                JUNE 30,       DECEMBER 31,      JUNE 30,
                                                  2002             2001          2002(1)
                                              ------------     ------------    ------------
INTERNATIONAL VALUE PORTFOLIO
 (NUMBER OF SHARES)
Shares sold                                      8,667,076        7,134,980           4,264
Shares issued as reinvestment of dividends          10,974          135,154               1
Shares redeemed                                 (6,815,462)      (6,234,793)             (6)
                                              ------------     ------------    ------------
Net increase in shares outstanding               1,862,588        1,035,341           4,259
                                              ============     ============    ============
INTERNATIONAL VALUE PORTFOLIO ($)
Shares sold                                   $ 89,488,424     $ 76,172,846    $     46,328
Shares issued as reinvestment of dividends         117,091        1,401,233               8
Shares redeemed                                (70,596,129)     (66,738,442)            (60)
                                              ------------     ------------    ------------
Net increase                                  $ 19,009,386     $ 10,835,637    $     46,276
                                              ============     ============    ============

----------
(1) Class S commenced offering shares on March 19, 2002.

NOTE 5 -- FEDERAL INCOME TAX -- CAPITAL LOSS CARRYFORWARD

Capital loss carryforwards available for federal income tax purposes as of December 31, 2001 were as follows:

                                                  AMOUNT         EXPIRATION DATE
                                                -----------      ---------------
Growth Opportunities Portfolio                  $ 4,906,849            2009
LargeCap Growth Portfolio                            43,574         2009-2010
MidCap Opportunities Portfolio                    1,445,961            2008
SmallCap Opportunities Portfolio                 37,311,416            2009
MagnaCap Portfolio                                  171,334            2009

To the extent any future capital gains are offset by these loss carryforwards, such gains may not be distributed to Shareholders.

NOTE 6 -- SECURITIES LENDING

Under an agreement with Brown Brothers Harriman ("BBH"), the International Value Portfolio can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, U.S. Government securities or irrevocable performance letters of credit issued by banks approved by the Fund. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in Brown Brothers Investment Trust. A portion of the income generated by the investment of the collateral, net of any rebates paid by BBH to borrowers, is remitted to BBH as lending agent, and the remainder is paid to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral.

At June 30, 2002, the International Value Portfolio had securities on loan with a total market value of $214,929.

--------------------------------------------------------------------------------

NOTE 7 -- SUBSEQUENT EVENTS

DIVIDENDS. Subsequent to June 30, 2002 the following Portfolios declared dividends from net investment income of:

                                    PER SHARE
                                      AMOUNT      PAYABLE DATE      RECORD DATE
                                     --------     ------------     -------------
LARGECAP GROWTH PORTFOLIO
 Class S                             $ 0.0329     July 3, 2002     June 28, 2002

LARGE COMPANY VALUE PORTFOLIO
 Class S                             $ 0.0119     July 3, 2002     June 28, 2002

MAGNACAP PORTFOLIO
 Class R                             $ 0.0281     July 3, 2002     June 28, 2002
 Class S                             $ 0.0259     July 3, 2002     June 28, 2002

CONVERTIBLE PORTFOLIO
 Class S                             $ 0.0449     July 3, 2002     June 28, 2002

ING VP
Growth
Opportunities
Portfolio
            PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 91.49%
                    AEROSPACE/DEFENSE: 4.19%
     1,500          General Dynamics Corp.                         $    159,525
     3,300     @    L-3 Communications Holdings, Inc.                   178,200
     1,700          Lockheed Martin Corp.                               118,150
     1,200          Northrop Grumman Corp.                              150,000
                                                                   ------------
                                                                        605,875
                                                                   ------------
                    AIRLINES: 0.75%
     3,100   @,@@   Ryanair Holdings PLC ADR                            108,100
                                                                   ------------
                                                                        108,100
                                                                   ------------
                    APPAREL: 1.81%
     2,100     @    Coach, Inc.                                         115,290
     3,900     @    Jones Apparel Group, Inc.                           146,250
                                                                   ------------
                                                                        261,540
                                                                   ------------
                    AUTO MANUFACTURERS: 0.50%
     4,500          Ford Motor Co.                                       72,000
                                                                   ------------
                                                                         72,000
                                                                   ------------
                    BANKS: 4.29%
     2,100          Bank of America Corp.                               147,756
     2,300          Charter One Financial, Inc.                          79,074
     6,100          North Fork Bancorporation, Inc.                     242,841
     3,000          Wells Fargo & Co.                                   150,180
                                                                   ------------
                                                                        619,851
                                                                   ------------
                    BIOTECHNOLOGY: 1.97%
     1,800     @    Biogen, Inc.                                         74,574
    11,600     @    Exact Sciences Corp.                                185,252
       700     @    Transkaryotic Therapies, Inc.                        25,235
                                                                   ------------
                                                                        285,061
                                                                   ------------
                    BUILDING MATERIALS: 1.08%
     2,100     @    American Standard Cos., Inc.                        157,710
                                                                   ------------
                                                                        157,710
                                                                   ------------
                    COMMERCIAL SERVICES: 1.70%
     2,200     @    AMN Healthcare Services, Inc.                        77,022
     4,600          Manpower, Inc.                                      169,050
                                                                   ------------
                                                                        246,072
                                                                   ------------
                    COMPUTERS: 2.77%
     5,700     @    Dell Computer Corp.                                 148,998
     1,000          International Business Machines Corp.                72,000
     3,300     @    Lexmark Intl., Inc.                                 179,520
                                                                   ------------
                                                                        400,518
                                                                   ------------
                    DIVERSIFIED FINANCIAL SERVICES: 0.98%
     3,500          Merrill Lynch & Co., Inc.                           141,750
                                                                   ------------
                                                                        141,750
                                                                   ------------
                    ELECTRICAL COMPONENTS & EQUIPMENT: 0.72%
     4,700     @    Advanced Energy Industries, Inc.                    104,246
                                                                   ------------
                                                                        104,246
                                                                   ------------
                    ELECTRONICS: 2.70%
     4,700     @    Cymer, Inc.                                         164,688
     4,400     @    Gentex Corp.                                        120,868
     3,500     @    Photon Dynamics, Inc.                               105,000
                                                                   ------------
                                                                        390,556
                                                                   ------------
                    FOOD: 0.87%
     2,600     @    Whole Foods Market, Inc.                            125,372
                                                                   ------------
                                                                        125,372
                                                                   ------------
                    FOREST PRODUCTS & PAPER: 1.06%
     2,400          Weyerhaeuser Co.                                    153,240
                                                                   ------------
                                                                        153,240
                                                                   ------------
                    HEALTHCARE-PRODUCTS: 1.51%
     7,500     @    Boston Scientific Corp.                             219,900
                                                                   ------------
                                                                        219,900
                                                                   ------------
                    HEALTHCARE-SERVICES: 10.01%
     3,600     A    Aetna, Inc.                                         172,692
     3,300     @    Anthem, Inc.                                        222,684
     5,100     @    Community Health Systems, Inc.                      136,680
    11,300     @    Humana, Inc.                                        176,619
       200     @    Mid Atlantic Medical Services                         6,270
     4,000     @    Odyssey HealthCare, Inc.                            145,000
     3,300     @    Oxford Health Plans                                 153,318
     3,200     @    Pediatrix Medical Group, Inc.                        80,000
     1,400     @    Quest Diagnostics                                   120,470
     3,800     @    Triad Hospitals, Inc.                               161,044
     1,500     @    Universal Health Services, Inc.                      73,500
                                                                   ------------
                                                                      1,448,277
                                                                   ------------
                    HOME BUILDERS: 1.82%
     4,400          DR Horton, Inc.                                     114,532
     2,900          KB Home                                             149,379
                                                                   ------------
                                                                        263,911
                                                                   ------------
                    HOME FURNISHINGS: 0.27%
       900          Maytag Corp.                                         38,385
                                                                   ------------
                                                                         38,385
                                                                   ------------
                    INSURANCE: 4.55%
     1,600          Brown & Brown, Inc.                                  50,400
     2,800          PMI Group, Inc.                                     106,960
     4,300     @    Prudential Financial, Inc.                          143,448
     3,900    @@    Renaissance Holdings Ltd.                           142,740
     6,500   @,@@   Willis Group Holdings Ltd.                          213,915
                                                                   ------------
                                                                        657,463
                                                                   ------------
                    INTERNET: 0.51%
     1,200     @    eBay, Inc.                                           73,944
                                                                   ------------
                                                                         73,944
                                                                   ------------
                    IRON/STEEL: 1.55%
     2,400          Nucor Corp.                                         156,096
     3,500          United States Steel Corp.                            69,615
                                                                   ------------
                                                                        225,711
                                                                   ------------
                    MEDIA: 2.32%
     5,200     @    AOL Time Warner, Inc.                                76,492
     4,000     @    Lin TV Corp.                                        108,160
     4,500     @    Westwood One, Inc.                                  150,390
                                                                   ------------
                                                                        335,042
                                                                   ------------
                    OIL & GAS: 3.65%
     5,100          GlobalSantaFe Corp.                                 139,485
     4,700   @,@@   Precision Drilling Corp.                            163,278
     6,600     @    Pride Intl., Inc.                                   103,356
     5,900          XTO Energy, Inc.                                    121,540
                                                                   ------------
                                                                        527,659
                                                                   ------------
                    OIL & GAS SERVICES: 3.03%
     3,800          Baker Hughes, Inc.                                  126,502
     2,800     @    Cooper Cameron Corp.                                135,576
     6,400          Halliburton Co.                                     102,016
     1,700     @    Weatherford Intl. Ltd.                               73,440
                                                                   ------------
                                                                        437,534
                                                                   ------------
                    PACKAGING & CONTAINERS: 0.91%
     5,500     @    Pactiv Corp.                                        130,900
                                                                   ------------
                                                                        130,900
                                                                   ------------
                    PHARMACEUTICALS: 3.33%
     2,100          AmerisourceBergen Corp.                             159,600
     1,900          D&K Healthcare Resources, Inc.                       66,994
     3,100     @    Gilead Sciences, Inc.                               101,928
     2,300    @@    Teva Pharmaceutical Industries ADR                  153,594
                                                                   ------------
                                                                        482,116
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING VP
Growth
Opportunities
Portfolio
        PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Cont.)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                   RETAIL: 21.23%
   2,600     @     Advance Auto Parts                              $    141,726
   2,100     @     Autozone, Inc.                                       162,330
   5,200           Blockbuster, Inc.                                    139,880
   6,800           Circuit City Stores, Inc.                            127,500
   4,300     @     Dollar Tree Stores, Inc.                             169,463
   2,700     @     Federated Department Stores                          107,190
  14,000           Gap, Inc.                                            198,800
   8,600     @     Hollywood Entertainment Corp.                        177,848
   2,900     @     HOT Topic, Inc.                                       77,459
   2,000     @     Kohl's Corp.                                         140,160
   5,600     @     Linens 'N Things, Inc.                               183,736
   3,400           Lowe's Cos., Inc.                                    154,360
   4,400     @     Michaels Stores, Inc.                                171,600
   5,600     @     Petco Animal Supplies, Inc.                          139,496
   5,300           Pier 1 Imports, Inc.                                 111,300
   7,800     @     Staples, Inc.                                        153,660
   2,900     @     Urban Outfitters, Inc.                               100,688
   6,700           Wendy's Intl., Inc.                                  266,861
   9,000     @     Williams-Sonoma, Inc.                                275,940
   2,400     @     Yum! Brands, Inc.                                     70,200
                                                                   ------------
                                                                      3,070,197
                                                                   ------------
                   SEMICONDUCTORS: 8.57%
   3,800     @     Asyst Technologies, Inc.                              77,330
   5,400     @     Integrated Circuit Systems, Inc.                     109,026
   1,300     @     Kla-Tencor Corp.                                      57,187
   9,100     @     Lam Research Corp.                                   163,618
   6,500   @,@@    Marvell Technology Group Ltd.                        129,285
   5,100     @     Microchip Technology, Inc.                           139,893
   4,000     @     National Semiconductor Corp.                         116,680
   7,300     @     Novellus Systems, Inc.                               248,200
  26,900   @,@@    United Microelectronics Corp. ADR                    197,715
                                                                   ------------
                                                                      1,238,934
                                                                   ------------
                   SOFTWARE: 1.36%
   2,700     @     Microsoft Corp.                                      147,690
   5,100     @     Oracle Corp.                                          48,297
                                                                   ------------
                                                                        195,987
                                                                   ------------
                   TELECOMMUNICATIONS: 1.48%
   7,400           AT&T Corp.                                            79,180
   9,400           Motorola, Inc.                                       135,548
                                                                   ------------
                                                                        214,728
                                                                   ------------
                   Total Common Stock (Cost $13,563,669)             13,232,579
                                                                   ------------

Principal
 Amount                                                                  Value
 ------                                                                  -----

SHORT-TERM INVESTMENTS: 8.37%
              REPURCHASE AGREEMENT: 8.37%
$1,210,000    State Street Bank & Trust Repurchase Agreement
                dated 06/28/02, 1.830%, due 07/01/02,
                $1,210,185 to be received upon repurchase
                (Collateralized by 1,250,000 USTN, 3.500%,
                Market Value $1,234,375 due 11/15/06)              $  1,210,000
                                                                   ------------
              Total Short-Term Investments
                (Cost $1,210,000)                                     1,210,000
                                                                   ------------
              TOTAL INVESTMENTS IN SECURITIES
                (COST $14,773,669)*                     99.86%     $ 14,442,579
              OTHER ASSETS AND LIABILITIES-NET           0.14%           20,663
                                                       ------      ------------
              NET ASSETS                               100.00%     $ 14,463,242
                                                       ======      ============

@    Non-income producing security
@@   Foreign Issuer
A    Related Party
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

              Gross Unrealized Appreciation                          $  639,884
              Gross Unrealized Depreciation                            (970,974)
                                                                     ----------
              Net Unrealized Depreciation                            $ (331,090)
                                                                     ==========

                 See Accompanying Notes to Financial Statements

ING VP
LargeCap
Growth
Portfolio
            PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCK: 95.07%
                       AEROSPACE/DEFENSE: 7.62%
      300              General Dynamics Corp.                        $   31,905
      600              Lockheed Martin Corp.                             41,700
      100              Northrop Grumman Corp.                            12,500
      300              Raytheon Co.                                      12,225
                                                                     ----------
                                                                         98,330
                                                                     ----------
                       AUTO MANUFACTURERS: 2.23%
      800              Ford Motor Co.                                    12,800
      300              General Motors Corp.                              16,035
                                                                     ----------
                                                                         28,835
                                                                     ----------
                       BANKS: 6.08%
      400              Bank of America Corp.                             28,144
    1,300              US Bancorp                                        30,355
      400              Wells Fargo & Co.                                 20,024
                                                                      ---------
                                                                         78,523
                                                                      ---------
                       COMMERCIAL SERVICES: 1.87%
      800       @      Concord EFS, Inc.                                 24,112
                                                                      ---------
                                                                         24,112
                                                                      ---------
                       COMPUTERS: 5.76%
    1,000       @      Dell Computer Corp.                               26,140
      400       @      EMC Corp.                                          3,020
      400              International Business Machines Corp.             28,800
      300       @      Lexmark International, Inc.                       16,320
                                                                      ---------
                                                                         74,280
                                                                      ---------
                       DIVERSIFIED FINANCIAL SERVICES: 5.46%
      600              American Express Co.                              21,792
      400              Capital One Financial Corp.                       24,420
      600              Merrill Lynch & Co., Inc.                         24,300
                                                                      ---------
                                                                         70,512

                       FOREST PRODUCTS & PAPER: 0.99%
      200              Weyerhaeuser Co.                                  12,770
                                                                      ---------
                                                                         12,770
                                                                      ---------
                       HEALTHCARE-PRODUCTS: 2.73%
    1,200       @      Boston Scientific Corp.                           35,184
                                                                      ---------
                                                                         35,184
                                                                      ---------
                       HEALTHCARE-SERVICES: 6.38%
      300              HCA, Inc.                                         14,250
      300       @      Tenet Healthcare Corp.                            21,465
      600       @      Wellpoint Health Networks                         46,686
                                                                      ---------
                                                                         82,401
                                                                      ---------
                       INSURANCE: 1.55%
      600       @      Prudential Financial, Inc.                        20,016
                                                                      ---------
                                                                         20,016
                                                                      ---------
                       INTERNET: 0.48%
      100       @      eBay, Inc.                                         6,162
                                                                      ---------
                                                                          6,162
                                                                      ---------
                       MEDIA: 6.77%
      600       @      AOL Time Warner, Inc.                              8,826
      700       @      Clear Channel Communications, Inc.                22,414
      800       @      Univision Communications, Inc.                    25,120
      700       @      Viacom, Inc.                                      31,059
                                                                      ---------
                                                                         87,419
                                                                      ---------
                       MISCELLANEOUS MANUFACTURING: 1.91%
      200              3M Co.                                            24,600
                                                                      ---------
                                                                         24,600
                                                                      ---------
                       OIL & GAS SERVICES: 2.04%
      400              Baker Hughes, Inc.                                13,316
      300       @      Weatherford International Ltd.                    12,960
                                                                      ---------
                                                                         26,276
                                                                      ---------
                       PHARMACEUTICALS: 2.12%
      400              Pfizer, Inc.                                      14,000
      200      @@      Teva Pharmaceutical Industries ADR                13,356
                                                                      ---------
                                                                         27,356
                                                                      ---------
                       RETAIL: 16.24%
      200       @      Autozone, Inc.                                    15,460
      900       @      Bed Bath & Beyond, Inc.                           33,966
    3,000              Gap, Inc.                                         42,600
    1,200              JC Penney Co., Inc.                               26,424
      300       @      Kohl's Corp.                                      21,024
      700              Sears Roebuck and Co.                             38,010
    1,100       @      Yum! Brands, Inc.                                 32,175
                                                                      ---------
                                                                        209,659
                                                                      ---------
                       SEMICONDUCTORS: 13.36%
    1,400       @      Applied Materials, Inc.                           26,628
      200       @      Emulex Corp.                                       4,502
      300              Intel Corp.                                        5,481
      200       @      Kla-Tencor Corp.                                   8,798
    1,400       @      Micron Technology, Inc.                           28,308
      700       @      Novellus Systems, Inc.                            23,800
    1,000       @      Teradyne, Inc.                                    23,500
      900              Texas Instruments, Inc.                           21,330
    4,100     @,@@     United Microelectronics Corp. ADR                 30,135
                                                                      ---------
                                                                        172,482
                                                                      ---------
                       SOFTWARE: 5.67%
      400       @      Intuit, Inc.                                      19,887
      800       @      Microsoft Corp.                                   43,760
    1,000       @      Oracle Corp.                                       9,470
                                                                      ---------
                                                                         73,117
                                                                      ---------
                       TELECOMMUNICATIONS: 5.81%
      800              AT&T Corp.                                         8,560
    2,900       @      Cisco Systems, Inc.                               40,455
    1,800              Motorola, Inc.                                    25,956
                                                                      ---------
                                                                         74,971
                                                                      ---------
                       Total Common Stock (Cost $1,286,396)           1,227,006
                                                                     ----------

Principal
 Amount                                                                 Value
 ------                                                                 -----

SHORT-TERM INVESTMENTS: 15.50%
             REPURCHASE AGREEMENT: 15.50%
$ 200,000    State Street Bank & Trust Repurchase Agreement,
               1.830%, due 07/01/02 $200,031 to be received
               upon repurchase (Collateralized by $207,188 USTB,
               7.250%, due 08/15/22)                                 $  200,000
                                                                     ----------
             Total Short-Term Investments
               (Cost $200,000)                                          200,000
                                                                     ----------
             TOTAL INVESTMENTS IN SECURITIES
               (COST $1,486,396)*                      110.57%       $1,427,006
             OTHER ASSETS AND LIABILITIES-NET          -10.57%         (136,370)
                                                       ------        ----------
             NET ASSETS                                100.00%       $1,290,636
                                                       ======        ==========

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

             Gross Unrealized Appreciation                           $   21,229
             Gross Unrealized Depreciation                              (80,619)
                                                                     ----------
             Net Unrealized Depreciation                             $  (59,390)
                                                                     ==========

                 See Accompanying Notes to Financial Statements

ING VP
MidCap
Opportunities
Portfolio
            PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCK: 90.67%
                       AEROSPACE/DEFENSE: 2.82%
    1,650       @      L-3 Communications Holdings, Inc.             $   89,100
      650              Northrop Grumman Corp.                            81,250
                                                                     ----------
                                                                        170,350
                                                                     ----------
                       AIRLINES: 0.75%
    1,300     @,@@     Ryanair Holdings PLC ADR                          45,332
                                                                     ----------
                                                                         45,332
                                                                     ----------
                       APPAREL: 2.13%
      650       @      Coach, Inc.                                       35,685
    1,300       @      Jones Apparel Group, Inc.                         48,750
    1,400              Liz Claiborne, Inc.                               44,520
                                                                     ----------
                                                                        128,955
                                                                     ----------
                       AUTO PARTS & EQUIPMENT: 0.76%
    1,000       @      Lear Corp.                                        46,250
                                                                     ----------
                                                                         46,250
                                                                     ----------
                       BANKS: 6.74%
    3,000              AmSouth BanCorp                                   67,140
    2,200              Charter One Financial, Inc.                       75,636
    2,150              Commerce Bancorp, Inc.                            95,030
    2,300              North Fork Bancorporation, Inc.                   91,563
    1,600              TCF Financial Corp.                               78,560
                                                                     ----------
                                                                        407,929
                                                                     ----------
                       BEVERAGES: 1.31%
    3,600              Coca-Cola Enterprises, Inc.                       79,488
                                                                     ----------
                                                                         79,488
                                                                     ----------
                       BIOTECHNOLOGY: 0.51%
      750       @      Biogen, Inc.                                      31,073
                                                                     ----------
                                                                         31,073
                                                                     ----------
                       BUILDING MATERIALS: 0.56%
      450       @      American Standard Cos., Inc.                      33,795
                                                                     ----------
                                                                         33,795
                                                                     ----------
                       COMMERCIAL SERVICES: 4.93%
    1,500       @      Career Education Corp.                            67,500
    3,700       @      Caremark Rx, Inc.                                 61,050
    2,800       @      KPMG Consulting, Inc.                             41,608
    1,600              Manpower, Inc.                                    58,800
    1,600       @      Weight Watchers Intl., Inc.                       69,504
                                                                     ----------
                                                                        298,462
                                                                     ----------
                       ELECTRONICS: 3.70%
    5,300     @,@@     AU Optronics Corp. ADR                            44,043
    1,200     @,@@     Flextronics Intl. Ltd.                             8,556
    1,900       @      Gentex Corp.                                      52,193
    5,400       @      Vishay Intertechnology, Inc.                     118,800
                                                                     ----------
                                                                        223,592
                                                                     ----------
                       FOOD: 0.86%
    1,100       @      Whole Foods Market, Inc.                          53,042
                                                                     ----------
                                                                         53,042
                                                                     ----------
                       FOREST PRODUCTS & PAPER: 1.06%
    1,100              Boise Cascade Corp.                               37,983
      450              Temple-Inland, Inc.                               26,037
                                                                     ----------
                                                                         64,020
                                                                     ----------
                       HEALTHCARE-SERVICES: 7.92%
    1,900       A      Aetna, Inc.                                       91,143
    1,000       @      Anthem, Inc.                                      67,480
    3,100       @      Community Health Systems, Inc.                    83,080
    1,900       @      Laboratory Corp. of America Holdings              86,735
    1,300       @      Oxford Health Plans                               60,398
      200       @      Quest Diagnostics                                 17,210
    1,700       @      Triad Hospitals, Inc.                             72,046
                                                                     ----------
                                                                        478,092
                                                                     ----------
                       HOME BUILDERS: 2.65%
    3,900              Clayton Homes, Inc.                               61,620
    3,800              DR Horton, Inc.                                   98,914
                                                                     ----------
                                                                        160,534
                                                                     ----------
                       HOME FURNISHINGS: 0.32%
      450              Maytag Corp.                                      19,193
                                                                     ----------
                                                                         19,193
                                                                     ----------
                       INSURANCE: 5.30%
    1,500              PMI Group, Inc.                                   57,300
    1,100       @      Principal Financial Group                         34,100
    3,200      @@      RenaissanceRe Holdings Ltd.                      117,120
    3,400     @,@@     Willis Group Holdings Ltd.                       111,894
                                                                     ----------
                                                                        320,414
                                                                     ----------
                       INTERNET: 0.32%
    1,000       @      Network Associates, Inc.                          19,270
                                                                     ----------
                                                                         19,270
                                                                     ----------
                       IRON/STEEL: 2.21%
    1,600              Nucor Corp.                                      104,064
    1,500              United States Steel Corp.                         29,835
                                                                     ----------
                                                                        133,899
                                                                     ----------
                       LODGING: 0.73%
    1,600       @      Mandalay Resort Group                             44,112
                                                                     ----------
                                                                         44,112
                                                                     ----------
                       MEDIA: 2.45%
      750              Scripps Co. (E.W.)                                57,750
    1,700       @      Univision Communications, Inc.                    53,380
    1,100       @      Westwood One, Inc.                                36,762
                                                                     ----------
                                                                        147,892
                                                                     ----------
                       OIL & GAS: 3.52%
    1,000              Diamond Offshore Drilling                         28,500
    3,900       @      Pioneer Natural Resources Co.                    101,595
    5,300       @      Pride Intl., Inc.                                 82,998
                                                                     ----------
                                                                        213,093
                                                                     ----------
                       OIL & GAS SERVICES: 2.98%
    1,400       @      Cooper Cameron Corp.                              67,788
    2,700              Halliburton Co.                                   43,038
    1,600       @      Weatherford Intl. Ltd.                            69,120
                                                                     ----------
                                                                        179,946
                                                                     ----------
                       PACKAGING & CONTAINERS: 0.35%
      900       @      Pactiv Corp.                                      21,420
                                                                     ----------
                                                                         21,420
                                                                     ----------
                       PHARMACEUTICALS: 3.63%
    1,100              AmerisourceBergen Corp.                           83,600
      750              D&K Healthcare Resources, Inc.                    26,445
    1,300       @      Gilead Sciences, Inc.                             42,744
    1,000      @@      Teva Pharmaceutical Industries ADR                66,780
                                                                     ----------
                                                                        219,569
                                                                     ----------
                       RETAIL: 12.50%
    1,300       @      Advance Auto Parts                                70,863
    4,300              Circuit City Stores, Inc.                         80,625
    3,200       @      Dollar Tree Stores, Inc.                         126,112
    1,800       @      Michaels Stores, Inc.                             70,200
    1,600              Pier 1 Imports, Inc.                              33,600
      900              Ross Stores, Inc.                                 36,675

                 See Accompanying Notes to Financial Statements

ING VP
MidCap
Opportunities
Portfolio
        PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Cont.)
--------------------------------------------------------------------------------
Shares                                                                  Value
--------------------------------------------------------------------------------
     900           Tiffany & Co.                                     $   31,680
   2,700           Wendy's Intl., Inc.                                  107,541
   4,000     @     Williams-Sonoma, Inc.                                122,640
   2,600     @     Yum! Brands, Inc.                                     76,050
                                                                     ----------
                                                                        755,986
                                                                     ----------
                   SAVINGS & LOANS: 0.49%
   1,100           New York Community BanCorp, Inc.                      29,810
                                                                     ----------
                                                                         29,810
                                                                     ----------
                   SEMICONDUCTORS: 12.68%
   5,700     @     Atmel Corp.                                           35,682
   4,200     @     Fairchild Semiconductor Intl., Inc.                  102,060
   1,600     @     Integrated Device Technology, Inc.                    29,024
   1,600     @     Intersil Corp.                                        34,208
   3,300     @     Lam Research Corp.                                    59,334
     900     @     LSI Logic Corp.                                        7,875
   1,700   @,@@    Marvell Technology Group Ltd.                         33,813
   4,600     @     Microchip Technology, Inc.                           126,178
   4,000     @     National Semiconductor Corp.                         116,680
   2,000     @     Novellus Systems, Inc.                                68,000
   2,200     @     QLogic Corp.                                          83,820
   3,000     @     Teradyne, Inc.                                        70,500
                                                                     ----------
                                                                        767,174
                                                                     ----------
                   SOFTWARE: 3.47%
   4,700   @,@@    Cognos, Inc.                                         104,293
   1,600     @     Electronic Arts, Inc.                                105,680
                                                                     ----------
                                                                        209,973
                                                                     ----------
                   TELECOMMUNICATIONS: 1.88%
  23,500     @     Nextel Communications, Inc.                           75,435
   1,900     @     Utstarcom, Inc.                                       38,323
                                                                     ----------
                                                                        113,758
                                                                     ----------
                   TOYS/GAMES/HOBBIES: 1.12%
   3,200           Mattel, Inc.                                          67,455
                                                                     ----------
                                                                         67,455
                                                                     ----------
                   Total Common Stock
                     (Cost $5,766,371)                                5,483,878
                                                                     ----------

Principal
 Amount                                                                 Value
 ------                                                                 -----
SHORT-TERM INVESTMENTS: 9.31%
                   REPURCHASE AGREEMENT: 9.31%
$ 563,000          State Street Bank & Trust Repurchase
                     Agreement dated 06/28/02, 1.830%,
                     due 07/01/02, $563,086 to be received
                     upon repurchase (Collateralized by
                     475,000 USTB, 7.250%, Market Value
                     $578,906 due 08/15/22)                          $  563,000
                                                                     ----------
                   Total Short-Term Investments
                     (Cost $563,000)                                    563,000
                                                                     ----------
                   TOTAL INVESTMENTS IN SECURITIES
                     (COST $6,329,371)*                   99.98%     $6,046,878
                   OTHER ASSETS AND LIABILITIES-NET        0.02%          1,042
                                                         ------      ----------
                   NET ASSETS                            100.00%     $6,047,920
                                                         ======      ==========

@    Non-income producing security
@@   Foreign Issuer
A    Related Party
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                   Gross Unrealized Appreciation                     $  188,080
                   Gross Unrealized Depreciation                       (470,573)
                                                                     ----------
                   Net Unrealized Depreciation                       $ (282,493)
                                                                     ==========

                 See Accompanying Notes to Financial Statements

ING VP
SmallCap
Opportunities
Portfolio
            PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCK: 93.38%
                AEROSPACE/DEFENSE: 1.51%
  75,500   @    Veridian Corp.                                     $  1,713,850
                                                                   ------------
                                                                      1,713,850
                                                                   ------------
                APPAREL: 0.74%
  52,400   @    Gymboree Corp.                                          839,448
                                                                   ------------
                                                                        839,448
                                                                   ------------
                AUTO PARTS & EQUIPMENT: 0.65%
   9,400   @    Aftermarket Technology Corp.                            180,480
  12,100   @    Lear Corp.                                              559,625
                                                                   ------------
                                                                        740,105
                                                                   ------------
                BANKS: 1.85%
  19,100        East-West BanCorp, Inc.                                 659,332
  41,800        Wintrust Financial Corp.                              1,445,026
                                                                   ------------
                                                                      2,104,358
                                                                   ------------
                BIOTECHNOLOGY: 2.81%
  30,800   @    Charles River Laboratories Intl., Inc.                1,079,540
  89,700   @    Exact Sciences Corp.                                  1,432,509
  22,500   @    InterMune, Inc.                                         474,750
     100   @    Martek Biosciences Corp.                                  2,092
   5,600   @    Transkaryotic Therapies, Inc.                           201,880
                                                                   ------------
                                                                      3,190,771
                                                                   ------------
                COMMERCIAL SERVICES: 6.38%
  19,700   @    AMN Healthcare Services, Inc.                           689,697
  28,400   @    Career Education Corp.                                1,278,000
  17,400   @    Cross Country, Inc.                                     657,720
  18,900   @    FTI Consulting, Inc.                                    661,689
  21,600   @    Hewitt Associates, Inc.                                 503,280
  48,600   @    Medical Staffing Network Holdings, Inc.               1,190,700
  78,700   @    PRG-Schultz Intl., Inc.                                 968,797
  22,400   @    Rent-A-Center, Inc.                                   1,299,424
                                                                   ------------
                                                                      7,249,307
                                                                   ------------
                COMPUTERS: 3.01%
  12,800   @    Carreker Corp.                                          144,896
  28,100   @    Cognizant Technology Solutions Corp.                  1,510,375
  17,100   @    Pec Solutions, Inc.                                     409,032
  97,300   @    Silicon Storage Technology, Inc.                        758,940
  10,800   @    SRA Intl., Inc.                                         291,384
  39,600   @    Synaptics, Inc.                                         298,584
                                                                   ------------
                                                                      3,413,211
                                                                   ------------
                ELECTRICAL COMPONENTS & EQUIPMENT: 0.42%
  21,700   @    Advanced Energy Industries, Inc.                        481,306
                                                                   ------------
                                                                        481,306
                                                                   ------------
                ELECTRONICS: 2.39%
  53,800   @    Cymer, Inc.                                           1,885,152
  27,900   @    Photon Dynamics, Inc.                                   837,000
                                                                   ------------
                                                                      2,722,152
                                                                   ------------
                ENVIRONMENTAL CONTROL: 0.70%
  22,400   @    Stericycle, Inc.                                        793,184
                                                                   ------------
                                                                        793,184
                                                                   ------------
                FOOD: 0.68%
  17,200   @    J&J Snack Foods Corp.                                   773,312
                                                                   ------------
                                                                        773,312
                                                                   ------------
                HAND/MACHINE TOOLS: 0.54%
  25,400        Regal-Beloit Corp.                                      617,474
                                                                   ------------
                                                                        617,474
                                                                   ------------
                HEALTHCARE-PRODUCTS: 3.13%
  15,900   @    Advanced Neuromodulation Systems, Inc.                  484,950
  28,600   @    American Medical Systems Holdings, Inc.                 573,716
  27,200   @    CTI Molecular Imaging, Inc.                             623,968
  17,600        Mentor Corp.                                            646,078
  60,500   @    Wright Medical Group, Inc.                            1,219,680
                                                                   ------------
                                                                      3,548,392
                                                                   ------------
                HEALTHCARE-SERVICES: 8.31%
  28,200   @    Amsurg Corp.                                            740,532
  30,300   @    Coventry Health Care, Inc.                              861,126
   3,600   @    Dianon Systems, Inc.                                    192,312
  16,400   @    Health Net, Inc.                                        439,028
  36,800   @    Inveresk Research Group, Inc.                           478,768
  25,600   @    LabOne, Inc.                                            665,344
   1,500   @    Mid Atlantic Medical Services                            47,025
  45,300   @    Odyssey HealthCare, Inc.                              1,642,125
  20,700   @    Pacificare Health Systems                               563,040
  23,200   @    Pediatrix Medical Group, Inc.                           580,000
  38,550   @    Province Healthcare Co.                                 861,978
  54,700   @    Sierra Health Services                                1,222,545
  37,300   @    United Surgical Partners Intl., Inc.                  1,155,554
                                                                   ------------
                                                                      9,449,377
                                                                   ------------
                HOME BUILDERS: 2.82%
  11,300   @    Beazer Homes USA, Inc.                                  904,000
  32,300        Standard-Pacific Corp.                                1,133,084
  40,500   @    WCI Communities, Inc.                                 1,172,475
                                                                   ------------
                                                                      3,209,559
                                                                   ------------
                HOME FURNISHINGS: 0.49%
  11,200        Harman Intl. Industries, Inc.                           551,600
                                                                   ------------
                                                                        551,600
                                                                   ------------
                INSURANCE: 1.46%
  38,100   @    Arch Capital Group Ltd.                               1,072,515
  18,700        Brown & Brown, Inc.                                     589,050
                                                                   ------------
                                                                      1,661,565
                                                                   ------------
                INTERNET: 0.23%
  10,200   @    Websense, Inc.                                          260,814
                                                                   ------------
                                                                        260,814
                                                                   ------------
                IRON/STEEL: 0.73%
  50,600   @    Steel Dynamics, Inc.                                    833,382
                                                                   ------------
                                                                        833,382
                                                                   ------------
                LEISURE TIME: 0.59%
  21,800   @    Nautilus Group, Inc.                                    667,080
                                                                   ------------
                                                                        667,080
                                                                   ------------
                LODGING: 0.53%
  33,600   @    Station Casinos, Inc.                                   599,760
                                                                   ------------
                                                                        599,760
                                                                   ------------
                MEDIA: 2.72%
  76,500   @    Cumulus Media, Inc.                                   1,054,170
  54,400   @    Lin TV Corp.                                          1,470,976
  10,500   @    Regent Communications, Inc.                              74,120
  34,500   @    Sinclair Broadcast Group, Inc.                          498,146
                                                                   ------------
                                                                      3,097,412
                                                                   ------------
                METAL FABRICATE/HARDWARE: 0.84%
  31,200   @    Shaw Group, Inc.                                        957,840
                                                                   ------------
                                                                        957,840
                                                                   ------------
                MINING: 0.30%
  29,700   @    Liquidmetal Technologies                                344,520
                                                                   ------------
                                                                        344,520
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING VP
SmallCap
Opportunities
Portfolio
        PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Cont.)
--------------------------------------------------------------------------------
Shares                                                                  Value
--------------------------------------------------------------------------------
                    MISCELLANEOUS MANUFACTURING: 0.69%
   25,400     @     CoorsTek, Inc.                                 $    785,113
                                                                   ------------
                                                                        785,113
                                                                   ------------
                    OIL & GAS: 2.79%
   13,600     @     Evergreen Resources, Inc.                           578,000
   54,100   @,@@    Precision Drilling Corp.                          1,879,434
   19,700     @     Spinnaker Exploration Co.                           709,594
                                                                   ------------
                                                                      3,167,028
                                                                   ------------
                    OIL & GAS SERVICES: 4.06%
   14,600     @     Cooper Cameron Corp.                                706,932
  115,000     @     Grant Prideco, Inc.                               1,564,000
  126,000     @     Horizon Offshore, Inc.                            1,063,440
   46,100     @     Newpark Resources                                   338,835
   53,800     @     Varco Intl., Inc.                                   943,652
                                                                   ------------
                                                                      4,616,859
                                                                   ------------
                    PHARMACEUTICALS: 5.69%
   23,300     @     Accredo Health, Inc.                              1,075,062
   22,800     @     Bentley Pharmaceuticals, Inc.                       264,480
   19,200     @     CV Therapeutics, Inc.                               357,504
   51,100     @     Eon Labs, Inc.                                      909,069
   20,100     @     Pharmaceutical Resources, Inc.                      558,378
   29,700     @     Sangstat Medical Corp.                              682,506
   21,000     @     Scios, Inc.                                         642,810
   32,800    @@     Serono SA ADR                                       534,640
   32,600     @     Trimeris, Inc.                                    1,447,114
                                                                   ------------
                                                                      6,471,563
                                                                   ------------
                    RETAIL: 19.39%
   20,700     @     AC Moore Arts & Crafts, Inc.                        980,145
   10,600     @     Advance Auto Parts                                  577,806
   31,600     @     Aeropostale, Inc.                                   864,892
   25,600     @     Big 5 Sporting Goods Corp.                          365,824
   85,400     @     Big Lots, Inc.                                    1,680,672
   32,300     @     Chico's FAS, Inc.                                 1,173,136
   15,500     @     Christopher & Banks Corp.                           655,650
   63,600     @     CSK Auto Corp.                                      886,584
   33,300     @     Gart Sports Co.                                     948,717
   59,600     @     Goody's Family Clothing, Inc.                       687,188
   67,300     @     Hollywood Entertainment Corp.                     1,391,764
   21,700     @     HOT Topic, Inc.                                     579,607
   35,900     @     J Jill Group, Inc.                                1,362,405
   24,700           Landry's Restaurants, Inc.                          630,097
   34,500     @     Linens 'N Things, Inc.                            1,131,945
   34,200     @     Movie Gallery, Inc.                                 722,304
   52,900     @     Petco Animal Supplies, Inc.                       1,317,739
   77,800     @     Petsmart, Inc.                                    1,247,912
   19,600     @     PF Chang's China Bistro, Inc.                       615,832
   40,000           Pier 1 Imports, Inc.                                840,000
   58,900     @     Restoration Hardware, Inc.                          521,265
   17,100     @     Shoe Carnival, Inc.                                 364,914
   18,600     @     Too, Inc.                                           572,880
   38,200     @     Urban Outfitters, Inc.                            1,326,304
   24,400     @     Wet Seal, Inc.                                      592,920
                                                                   ------------
                                                                     22,038,502
                                                                   ------------
                    SEMICONDUCTORS: 11.98%
   46,700     @     Actel Corp.                                         981,634
   66,900     @     Asyst Technologies, Inc.                          1,361,415
   35,700     @     ATMI, Inc.                                          798,609
   61,900     @     August Technology Corp.                             612,191
  188,600     @     ChipPAC, Inc.                                     1,165,548
   33,900           Cohu, Inc.                                          585,792
   25,700     @     Credence Systems Corp.                              456,689
   38,800     @     Exar Corp.                                          765,136
   43,800           Helix Technology Corp.                              902,280
   66,100     @     Integrated Circuit Systems, Inc.                  1,334,559
   64,500     @     Microsemi Corp.                                     425,700
   80,400     @     Omnivision Technologies, Inc.                     1,153,740
   60,900     @     Power Integrations, Inc.                          1,090,049
   37,100     @     Silicon Image, Inc.                                 227,052
   29,000     @     Silicon Laboratories, Inc.                          784,740
   42,550     @     Zoran Corp.                                         974,821
                                                                   ------------
                                                                     13,619,955
                                                                   ------------
                    SOFTWARE: 4.95%
   61,100     @     Activision, Inc.                                  1,775,566
   18,900     @     IDX Systems Corp.                                   246,078
   54,100     @     Per-Se Technologies, Inc.                           497,666
  100,800     @     Pinnacle Systems, Inc.                            1,107,691
   76,200     @     PracticeWorks, Inc.                               1,405,890
   72,600     @     VitalWorks, Inc.                                    595,320
                                                                   ------------
                                                                      5,628,211
                                                                   ------------
                    Total Common Stock (Cost $108,724,964)          106,147,010
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING VP
SmallCap
Opportunities
Portfolio
        PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Cont.)
--------------------------------------------------------------------------------
Principal
 Amount                                                                 Value
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS: 5.63%
                   REPURCHASE AGREEMENT: 5.63%
$6,395,000         State Street Bank & Trust Repurchase Agreement
                     dated 06/28/02, 1.830%, due 07/01/02,
                     $6,395,975 to be received upon repurchase
                     (Collateralized by 5,355,000 USTB, 7.250%,
                     Market Value $6,526,406 due 08/15/22)         $  6,395,000
                                                                   ------------

                   Total Short-Term Investments
                     (Cost $6,395,000)                                6,395,000
                                                                   ------------
                   TOTAL INVESTMENTS IN SECURITIES
                     (COST $115,119,964)*                 99.01%   $112,542,010
                   OTHER ASSETS AND LIABILITIES-NET        0.99%      1,124,865
                                                         ------    ------------
                   NET ASSETS                            100.00%   $113,666,875
                                                         ======    ============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                   Gross Unrealized Appreciation                   $  7,048,901
                   Gross Unrealized Depreciation                     (9,626,855)
                                                                   ------------
                   Net Unrealized Depreciation                     $ (2,577,954)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING VP
Large Company
Value
Portfolio
            PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCK: 89.07%
                     BANKS: 1.28%
      700            US Bancorp                                      $   16,345
                                                                     ----------
                                                                         16,345
                                                                     ----------
                     BEVERAGES: 1.75%
      400            Coca-Cola Co.                                       22,400
                                                                     ----------
                                                                         22,400
                                                                     ----------
                     CHEMICALS: 1.45%
      300            PPG Industries, Inc.                                18,570
                                                                     ----------
                                                                         18,570
                                                                     ----------
                     COMMERCIAL SERVICES: 0.87%
      700      @     Cendant Corp.                                       11,116
                                                                     ----------
                                                                         11,116
                                                                     ----------
                     COMPUTERS: 1.67%
      800      @     EMC Corp.                                            6,040
    1,006            Hewlett-Packard Co.                                 15,372
                                                                     ----------
                                                                         21,412
                                                                     ----------
                     COSMETICS/PERSONAL CARE: 1.45%
      300            Kimberly-Clark Corp.                                18,600
                                                                     ----------
                                                                         18,600
                                                                     ----------
                     DIVERSIFIED FINANCIAL SERVICES: 2.25%
      500            Alliance Capital Management Holding LP              17,125
      300            Citigroup, Inc.                                     11,625
                                                                     ----------
                                                                         28,750
                                                                     ----------
                     ELECTRIC: 12.24%
      400            Duke Energy Corp.                                   12,440
      500            Entergy Corp.                                       21,220
      300            FPL Group, Inc.                                     17,997
    1,800      @     Reliant Resources, Inc.                             15,750
    1,200            Southern Co.                                        32,880
    1,100            TECO Energy, Inc.                                   27,225
      400            TXU Corp.                                           20,620
      500            Xcel Energy, Inc.                                    8,385
                                                                     ----------
                                                                        156,517
                                                                     ----------
                     ELECTRICAL EQUIPMENT: 1.26%
      300            Emerson Electric Co.                                16,053
                                                                     ----------
                                                                         16,053
                                                                     ----------
                     FOOD: 2.42%
      300            HJ Heinz Co.                                        12,330
      900            Sara Lee Corp.                                      18,576
                                                                     ----------
                                                                         30,906
                                                                     ----------
                     FOREST PRODUCTS & PAPER: 5.05%
      300            Bowater, Inc.                                       16,311
      400            International Paper Co.                             17,432
      400            Mead Westvaco Corp.                                 13,424
      300            Temple-Inland, Inc.                                 17,358
                                                                     ----------
                                                                         64,525
                                                                     ----------
                     HEALTHCARE-SERVICES: 1.83%
      300      @     Wellpoint Health Networks                           23,343
                                                                     ----------
                                                                         23,343
                                                                     ----------
                     INSURANCE: 14.00%
      400            Allstate Corp.                                      14,792
      300            Chubb Corp.                                         21,240
      400            Cigna Corp.                                         38,968
      400            Jefferson-Pilot Corp.                               18,800
      400            Loews Corp.                                         21,196
      500            Old Republic International Corp.                    15,750
      300      @     Principal Financial Group                            9,300
      500            St. Paul Cos.                                       19,460
    1,100      @     Travelers Property Casualty Corp.                   19,470
                                                                     ----------
                                                                        178,976
                                                                     ----------
                     MACHINERY-CONSTRUCTION & MINING: 1.15%
      300            Caterpillar, Inc.                                   14,685
                                                                     ----------
                                                                         14,685
                                                                     ----------
                     MINING: 2.79%
      700            Alcoa, Inc.                                         23,205
      700      @     Freeport-McMoRan Copper & Gold, Inc.                12,495
                                                                     ----------
                                                                         35,700
                                                                     ----------
                     MISCELLANEOUS MANUFACTURING: 3.83%
    1,200            Honeywell International, Inc.                       42,276
      500     @@     Tyco International Ltd.                              6,755
                                                                     ----------
                                                                         49,031
                                                                     ----------
                     OIL & GAS: 9.50%
      300            Amerada Hess Corp.                                  24,750
      500            Anadarko Petroleum Corp.                            24,650
      320            Apache Corp.                                        18,394
      100            Chevron Texaco Corp.                                 8,850
      400            Conoco, Inc.                                        11,120
      300            Kerr-McGee Corp.                                    16,065
      300            Phillips Petroleum Co.                              17,664
                                                                     ----------
                                                                        121,493
                                                                     ----------
                     PHARMACEUTICALS: 5.38%
      900            Bristol-Myers Squibb Co.                            23,130
      500      @     IVAX Corp.                                           5,400
      500            Merck & Co, Inc.                                    25,320
      400            Pharmacia Corp.                                     14,980
                                                                     ----------
                                                                         68,830
                                                                     ----------
                     PIPELINES: 3.30%
    1,600            Aquila, Inc.                                        12,000
      900            Dynegy, Inc.                                         6,480
    1,150            EL Paso Corp.                                       23,702
                                                                     ----------
                                                                         42,182
                                                                     ----------
                     RETAIL: 5.87%
      500            CVS Corp.                                           15,300
      400            May Department Stores Co.                           13,172
      900            McDonald's Corp.                                    25,605
      700            Radio Shack Corp.                                   21,042
                                                                     ----------
                                                                         75,119
                                                                     ----------
                     SAVINGS & LOANS: 1.45%
      500            Washington Mutual, Inc.                             18,555
                                                                     ----------
                                                                         18,555
                                                                     ----------
                     SEMICONDUCTORS: 0.99%
    1,300      @     Advanced Micro Devices, Inc.                        12,635
                                                                     ----------
                                                                         12,635
                                                                     ----------
                     TELECOMMUNICATIONS: 5.58%
    1,100      @     3Com Corp.                                           4,840
    1,500      @     ADC Telecommunications, Inc.                         3,435
    2,800      @     AT&T Wireless Services, Inc.                        16,380
    3,000      @     Tellabs, Inc.                                       18,600
      700            Verizon Communications, Inc.                        28,105
                                                                     ----------
                                                                         71,360
                                                                     ----------
                     TOBACCO: 1.71%
      500            Philip Morris Cos., Inc.                            21,840
                                                                     ----------
                                                                         21,840
                                                                     ----------
                     Total Common Stock (Cost $1,223,217)             1,138,943
                                                                     ----------

                 See Accompanying Notes to Financial Statements

ING VP
Large Company
Value
Portfolio
        PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Cont.)
--------------------------------------------------------------------------------
Principal
 Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 10.32%
                   REPURCHASE AGREEMENT: 10.32%
$ 132,000          State Street Bank & Trust Repurchase Agreement,
                     1.830%, due 07/01/02, $132,020 to be received
                     upon repurchase (Collateralized by $138,250
                     USTN, 3.500%, due 11/15/06)                     $  132,000
                                                                     ----------
                   Total Short-Term Investments
                     (Cost $132,000)                                    132,000
                                                                     ----------
                   TOTAL INVESTMENTS IN SECURITIES
                     (COST $1,355,217)*                  99.39%      $1,270,943
                   OTHER ASSETS AND LIABILITIES-NET       0.61%           7,825
                                                        ------       ----------
                   NET ASSETS                           100.00%      $1,278,768
                                                        ======       ==========

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                   Gross Unrealized Appreciation                     $   49,162
                   Gross Unrealized Depreciation                       (133,436)
                                                                     ----------
                   Net Unrealized Depreciation                       $  (84,274)
                                                                     ==========

                 See Accompanying Notes to Financial Statements

ING VP
MagnaCap
Portfolio
            PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCK: 99.39%
                 BANKS: 1.39%
   8,000         US BanCorp.                                       $    186,800
                                                                   ------------
                                                                        186,800
                                                                   ------------
                 BEVERAGES: 1.74%
   4,200         Coca-Cola Co.                                          235,200
                                                                   ------------
                                                                        235,200
                                                                   ------------
                 CHEMICALS: 1.56%
   3,400         PPG Industries, Inc.                                   210,460
                                                                   ------------
                                                                        210,460
                                                                   ------------
                 COMMERCIAL SERVICES: 1.07%
   9,100    @    Cendant Corp.                                          144,508
                                                                   ------------
                                                                        144,508
                                                                   ------------
                 COMPUTERS: 2.29%
   9,800    @    EMC Corp.-Mass.                                         73,990
  15,406         Hewlett-Packard Co.                                    235,404
                                                                   ------------
                                                                        309,394
                                                                   ------------
                 COSMETICS/PERSONAL CARE: 1.20%
   2,600         Kimberly-Clark Corp.                                   161,200
                                                                   ------------
                                                                        161,200
                                                                   ------------
                 DIVERSIFIED FINANCIAL SERVICES: 2.66%
   6,400         Alliance Capital Management Holding LP                 219,200
   3,600         Citigroup, Inc.                                        139,500
                                                                     ----------
                                                                        358,700
                                                                     ----------
                 ELECTRIC: 14.20%
   4,700         Duke Energy Corp.                                      146,170
   7,000         Entergy Corp.                                          297,080
   3,100         FPL Group, Inc.                                        185,969
  23,900    @    Reliant Resources, Inc.                                209,125
  15,550         Southern Co.                                           426,070
  12,500         TECO Energy, Inc.                                      309,375
   4,400         TXU Corp.                                              226,820
   6,800         Xcel Energy, Inc.                                      114,036
                                                                     ----------
                                                                      1,914,645
                                                                     ----------
                 ELECTRICAL COMPONENTS & EQUIPMENTS: 1.35%
   3,400         Emerson Electric Co.                                   181,934
                                                                     ----------
                                                                        181,934
                                                                     ----------
                 FOOD: 1.73%
  11,300         Sara Lee Corp.                                         233,232
                                                                     ----------
                                                                        233,232
                                                                     ----------
                 FOREST PRODUCTS & PAPER: 4.76%
   3,200         Bowater, Inc.                                          173,984
   3,500         International Paper Co.                                152,530
   4,400         MeadWestvaco Corp.                                     147,664
   2,900         Temple-Inland, Inc.                                    167,794
                                                                     ----------
                                                                        641,972
                                                                     ----------
                 HEALTHCARE-SERVICES: 2.14%
   3,700    @    Wellpoint Health Networks                              287,897
                                                                     ----------
                                                                        287,897
                                                                     ----------
                 INSURANCE: 16.31%
   5,900         Allstate Corp.                                         218,182
   3,400         Chubb Corp.                                            240,720
   4,400         Cigna Corp.                                            428,648
   5,800         Jefferson-Pilot Corp.                                  272,600
   5,200         Loews Corp.                                            275,548
   5,800         Old Republic Intl. Corp.                               182,700
   3,200    @    Principal Financial Group                              99,200
   6,800         St. Paul Cos.                                          264,656
  12,200    @    Travelers Property Casualty Corp.                      215,940
                                                                     ----------
                                                                      2,198,194
                                                                     ----------
                 MACHINERY-CONSTRUCTION & MINING: 1.13%
   3,100         Caterpillar, Inc.                                      151,745
                                                                     ----------
                                                                        151,745
                                                                     ----------
                 MINING: 3.00%
   9,350         Alcoa, Inc.                                            309,953
   5,300    @    Freeport-McMoRan Copper & Gold, Inc.                    94,605
                                                                     ----------
                                                                        404,558
                                                                     ----------
                 MISCELLANEOUS MANUFACTURING: 4.07%
  13,400         Honeywell Intl., Inc.                                  472,082
   5,710   @@    Tyco Intl. Ltd.                                         77,142
                                                                     ----------
                                                                        549,224
                                                                     ----------
                 OIL & GAS: 11.66%
   3,400         Amerada Hess Corp.                                     280,500
   6,500         Anadarko Petroleum Corp.                               320,450
   4,160         Apache Corp.                                           239,117
   2,300         ChevronTexaco Corp.                                    203,550
   3,400         Conoco, Inc.                                            94,520
   2,100         GlobalSantaFe Corp.                                     57,435
   3,500         Kerr-McGee Corp.                                       187,425
   3,200         Phillips Petroleum Co.                                 188,416
                                                                   ------------
                                                                      1,571,413
                                                                   ------------
                 OIL & GAS SERVICES: 0.51%
   4,350         Halliburton Co.                                         69,339
                                                                   ------------
                                                                         69,339
                                                                   ------------
                 PHARMACEUTICALS: 5.93%
  11,300         Bristol-Myers Squibb Co.                               290,410
   5,600    @    IVAX Corp.                                              60,480
   5,300         Merck & Co., Inc.                                      268,392
   4,800         Pharmacia Corp.                                        179,760
                                                                   ------------
                                                                        799,042
                                                                   ------------
                 PIPELINES: 3.53%
  18,000         Aquila, Inc.                                           135,000
  11,200         Dynegy, Inc.                                            80,640
  12,600         EL Paso Corp.                                          259,686
                                                                   ------------
                                                                        475,326
                                                                   ------------
                 RETAIL: 6.22%
   5,800         CVS Corp.                                              177,480
   4,500         May Department Stores Co.                              148,185
  11,500         McDonald's Corp.                                       327,175
   6,200         RadioShack Corp.                                       186,372
                                                                   ------------
                                                                        839,212
                                                                   ------------
                 SAVINGS & LOANS: 1.43%
   5,200         Washington Mutual, Inc.                                192,971
                                                                   ------------
                                                                        192,971
                                                                   ------------
                 SEMICONDUCTORS: 1.05%
  14,600    @    Advanced Micro Devices, Inc.                           141,912
                                                                   ------------
                                                                        141,912
                                                                   ------------
                 TELECOMMUNICATIONS: 6.27%
  13,800    @    3Com Corp.                                              60,720
  19,000    @    ADC Telecommunications, Inc.                            43,510
  34,400    @    AT&T Wireless Services, Inc.                           201,240
  33,400    @    Tellabs, Inc.                                          207,080
   8,300         Verizon Communications, Inc.                           333,245
                                                                   ------------
                                                                        845,795
                                                                   ------------
                 TOBACCO: 2.19%
   6,750         Philip Morris Cos., Inc.                               294,840
                                                                   ------------
                                                                        294,840
                                                                   ------------
                 Total Common Stock (Cost $14,742,027)               13,399,513
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING VP
MagnaCap
Portfolio
        PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Cont.)
--------------------------------------------------------------------------------
Principal
 Amount                                                                 Value
 ------                                                                 -----
SHORT-TERM INVESTMENTS: 3.72%
             REPURCHASE AGREEMENT: 3.72%
$ 502,000    State Street Bank & Trust Repurchase Agreement
               dated 06/28/02, 1.830%, due 07/01/02,
               $502,077 to be received upon repurchase
               (Collateralized by 425,000 USTB, 7.250%,
               Market Value $517,969 due 08/15/22)                 $    502,000
                                                                   ------------
             Total Short-Term Investments
               (Cost $502,000)                                          502,000
                                                                   ------------
             TOTAL INVESTMENTS IN SECURITIES
               (COST $15,244,027)*                     103.11%     $ 13,901,513
             OTHER ASSETS AND LIABILITIES-NET           -3.11%         (419,570)
                                                       ------      ------------
             NET ASSETS                                100.00%     $ 13,481,943
                                                       ======      ============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

             Gross Unrealized Appreciation                         $    467,744
             Gross Unrealized Depreciation                           (1,810,258)
                                                                   ------------
             Net Unrealized Depreciation                           $ (1,342,514)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING VP
Convertible
Portfolio
            PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCK: 7.21%
                     HEALTHCARE-SERVICES: 6.03%
     2,000     @     Community Health Systems, Inc.                  $   53,600
     1,250     @     Province Healthcare Co.                             27,950
                                                                     ----------
                                                                         81,550
                                                                     ----------
                     RETAIL: 1.18%
       400           Wendy's Intl. Inc.                                  15,932
                                                                     ----------
                                                                         15,932
                                                                     ----------
                     Total Common Stock (Cost $86,788)                   97,482
                                                                     ----------
PREFERRED STOCK: 15.02%
                     AEROSPACE/DEFENSE: 2.04%
       750           Coltec Capital Trust                                27,563
                                                                     ----------
                                                                         27,563
                                                                     ----------
                     AIRLINES: 1.48%
     1,000           Continental Airlines Finance Trust II               20,000
                                                                     ----------
                                                                         20,000
                                                                     ----------
                     AUTO MANUFACTURERS: 2.08%
       500           Ford Motor Co Capital Trust II                      28,125
                                                                     ----------
                                                                         28,125
                                                                     ----------
                     DIVERSIFIED FINANCIAL SERVICES: 2.98%
     1,700           Gabelli Asset Management, Inc.                      40,460
                                                                     ----------
                                                                         40,460
                                                                     ----------
                     ELECTRIC: 0.81%
       375           Calpine Capital Trust II                            10,969
                                                                     ----------
                                                                         10,969
                                                                     ----------
                     FOOD: 3.10%
       800           Suiza Capital Trust II                              41,900
                                                                     ----------
                                                                         41,900
                                                                     ----------
                     FOREST PRODUCTS & PAPER: 0.47%
       135           International Paper Capital                          6,328
                                                                     ----------
                                                                          6,328
                                                                     ----------
                     SAVINGS & LOANS: 2.06%
       525     @     Washington Mutual, Inc.                             27,891
                                                                     ----------
                                                                         27,891
                                                                     ----------
                     Total Preferred Stock (Cost $210,418)              203,236
                                                                     ----------
CONVERTIBLE PREFERRED STOCK: 7.70%
                     AUTO MANUFACTURERS: 2.29%
     1,200           General Motors Corp.                                31,008
                                                                     ----------
                                                                         31,008
                                                                     ----------
                     INSURANCE: 3.50%
     2,000           Travelers Property Casualty Corp.                   47,300
                                                                     ----------
                                                                         47,300
                                                                     ----------
                     SAVINGS & LOANS: 1.91%
       315           Sovereign Capital Trust II                          25,830
                                                                     ----------
                                                                         25,830
                                                                     ----------
                     Total Convertible Preferred Stock
                     (Cost $98,767)                                     104,138
                                                                     ----------
                      CORPORATE BONDS: 7.64%
                      BIOTECHNOLOGY: 1.51%
   25,000             Millennium Pharmaceuticals, Inc., 5.500%,
                        due 01/15/07                                     20,469
                                                                     ----------
                                                                         20,469
                                                                     ----------
                      ELECTRONICS: 2.05%
   65,000       @@    Celestica, Inc., 0.000%, due 08/01/20              27,706
                                                                     ----------
                                                                         27,706
                                                                     ----------
                      MEDIA: 1.98%
   35,000             Comcast Corp., 0.000%, due 12/18/20                26,731
                                                                     ----------
                                                                         26,731
                                                                     ----------
                      OIL & GAS SERVICES: 1.76%
   25,000             Cooper Cameron Corp., 1.750%, due 05/17/21         23,844
                                                                     ----------
                                                                         23,844
                                                                     ----------
                      TELECOMMUNICATIONS: 0.34%
   10,000             Nextel Communications, Inc., 6.000%,
                        due 06/01/11                                      4,638
                                                                     ----------
                                                                          4,638
                                                                     ----------
                      Total Corporate Bonds (Cost $103,514)             103,388
                                                                     ----------

CONVERTIBLE CORPORATE BONDS: 52.32%
                      ADVERTISING: 0.35%
    5,000             Young & Rubicam, Inc., 3.000%, due
                        01/15/05                                          4,700
                                                                     ----------
                                                                          4,700
                                                                     ----------
                      AUTO PARTS & EQUIPMENT: 3.31%
  100,000        #    Lear Corp., 0.000%, due 02/20/22                   44,750
                                                                     ----------
                                                                         44,750
                                                                     ----------
                      BIOTECHNOLOGY: 3.53%
   40,000        #    Amgen, Inc., 0.000%, due 03/01/32                  27,400
   25,000             Genzyme Corp., 3.000%, due 05/15/21                20,406
                                                                     ----------
                                                                         47,806
                                                                     ----------
                      COMPUTERS: 2.61%
   40,000      #,@@   ASML Holding NV, 4.250%, due 11/30/04              35,250
                                                                     ----------
                                                                         35,250
                                                                     ----------
                      DISTRIBUTION/WHOLESALE: 1.97%
   30,000             Costco Wholesale Corp., 0.000%,
                        due 08/19/17                                     26,625
                                                                     ----------
                                                                         26,625
                                                                     ----------
                      DIVERSIFIED FINANCIAL SERVICES: 5.00%
   25,000             Household Intl., Inc., 0.000%,
                        due 08/02/21                                     20,719
   40,000             Merrill Lynch & Co., Inc., 0.000%,
                        due 05/23/31                                     19,800
   50,000        #    Verizon Global Funding Corp., 0.000%,
                        due 05/15/21                                     27,250
                                                                     ----------
                                                                         67,769
                                                                     ----------
                      ELECTRONICS: 2.58%
   75,000             Solectron Corp., 0.000%, due 11/20/20              34,875
                                                                     ----------
                                                                         34,875
                                                                     ----------
                      HEALTHCARE-SERVICES: 2.07%
   45,000             Universal Health Services, Inc., 0.430%,
                        due 06/23/20                                     27,956
                                                                     ----------
                                                                         27,956
                                                                     ----------
                      INSURANCE: 2.43%
   30,000        #    AmerUs Group Co., 2.000%, due 03/06/32             33,075
                                                                     ----------
                                                                         33,075
                                                                     ----------

                 See Accompanying Notes to Financial Statements

ING VP
Convertible
Portfolio
        PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Cont.)
--------------------------------------------------------------------------------
Principal
 Amount                                                                  Value
--------------------------------------------------------------------------------
                      INTERNET: 1.33%
$   35,000            America Online, Inc., 0.000%, due 12/06/19     $   17,938
                                                                     ----------
                                                                         17,938
                                                                     ----------
                      LODGING: 2.09%
    90,000      @@    Four Seasons Hotels, Inc., 0.000%, due
                        09/23/29                                         28,238
                                                                     ----------
                                                                         28,238
                                                                     ----------
                      MEDIA: 2.03%
    28,000            Clear Channel Communications, Inc., 1.500%,
                        due 12/01/02                                     27,405
                                                                     ----------
                                                                         27,405
                                                                     ----------
                      MISCELLANEOUS MANUFACTURING: 0.86%
    20,000      @@    Tyco Intl. Ltd., 0.000%, due 11/17/20              11,575
                                                                     ----------
                                                                         11,575
                                                                     ----------
                      OIL & GAS: 6.14%
    20,000            Devon Energy Corp., 4.900%, due 08/15/08           19,975
    18,000            Kerr-McGee Corp., 5.250%, due 02/15/10             19,980
    35,000            Nabors Industries Ltd., 0.000%, due 02/05/21       20,650
    25,000            Transocean, Inc., 1.500%, due 05/15/21             22,531
                                                                     ----------
                                                                         83,136
                                                                     ----------
                      PHARMACEUTICALS: 7.17%
    40,000            Allergan, Inc., 0.000%, due 11/01/20               25,350
    15,000            Alza Corp., 0.000%, due 07/28/20                   11,475
    20,000            King Pharmaceuticals, Inc., 2.750%, due
                        11/15/21                                         17,325
    30,000            Medarex, Inc., 4.500%, due 07/01/06                21,750
    30,000       #    Roche Holdings, Inc., 0.000%, due 01/19/15         21,113
                                                                      ---------
                                                                         97,013
                                                                      ---------
                      RETAIL: 2.62%
    40,000       #    Best Buy Co., Inc., 2.250%, due 01/15/22           35,500
                                                                      ---------
                                                                         35,500
                                                                      ---------
                      INTERNET: 1.33%
                      SEMICONDUCTORS: 1.94%
    30,000            Cypress Semiconductor Corp., 4.000%,
                        due 02/01/05                                     26,250
                                                                     ----------
                                                                         26,250
                                                                     ----------
                      SOFTWARE: 1.81%
    30,000            BEA Systems, Inc., 4.000%, due 12/15/06            24,485
                                                                     ----------
                                                                         24,485
                                                                     ----------
                      TELECOMMUNICATIONS: 2.48%
    25,000      @@    Amdocs Ltd., 2.000%, due 06/01/08                  21,719
    15,000            EchoStar Communications Corp., 4.880%,
                        due 01/01/07                                     11,831
                                                                     ----------
                                                                         33,550
                                                                     ----------
                      Total Convertible Corporate Bonds
                        (Cost $724,326)                                 707,896
                                                                     ----------
                      Total Long-Term Investments
                        (Cost $1,223,813)                             1,216,140
                                                                     ----------

                      SHORT-TERM INVESTMENTS: 9.39%
                      REPURCHASE AGREEMENT: 9.39%
$127,000              State Street Repurchase Agreement, 1.830%,
                        due 07/01/02 $127,019 to be received
                        upon repurchase (Collateralized by
                        $134,063 U.S. Treasury Bond, 7.250%,
                        due 08/15/22)                                $  127,000
                                                                     ----------
                      Total Short-Term Investments
                        (Cost $127,000)                                 127,000
                                                                     ----------
                      TOTAL INVESTMENTS IN SECURITIES
                        (COST $1,350,813)*                 99.28%    $1,343,140
                      OTHER ASSETS AND LIABILITIES-NET      0.72%         9,810
                                                          ------     ----------
                      NET ASSETS                          100.00%    $1,352,950
                                                          ======     ==========

# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

           Gross Unrealized Appreciation                             $   36,685
           Gross Unrealized Depreciation                                (44,358)
                                                                     ----------
           Net Unrealized Depreciation                               $   (7,673)
                                                                     ==========

                 See Accompanying Notes to Financial Statements

ING VP
International
Value
Portfolio
            PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCK: 89.66%
                 BERMUDA: 2.33%
   88,550        Tyco Intl. Ltd.                                    $ 1,196,310
                                                                    -----------
                 TOTAL BERMUDA                                        1,196,310
                                                                    -----------
                 BRAZIL: 0.88%
   87,800        Centrais Eletricas Brasileiras SA ADR                  452,793
                                                                    -----------
                 TOTAL BRAZIL                                           452,793
                                                                    -----------
                 CANADA: 1.29%
  457,131   @    Nortel Networks Corp.                                  662,840
                                                                     ----------
                 TOTAL CANADA                                           662,840
                                                                     ----------
                 CHINA: 0.50%
1,202,000        PetroChina Co. Ltd.                                    255,818
                                                                     ----------
                 TOTAL CHINA                                            255,818
                                                                     ----------
                 FRANCE: 2.66%
  107,200        Alcatel SA                                             743,858
   17,400        Alstom                                                 183,680
    9,400        Renault SA                                             438,703
                                                                     ----------
                 TOTAL FRANCE                                         1,366,241
                                                                     ----------
                 GERMANY: 6.37%
   10,500        BASF AG                                                485,901
   22,326        Bayerische Hypo-und Vereinsbank AG                     723,985
  106,400        Deutsche Telekom                                       998,392
   18,300        E.ON AG                                              1,064,206
                                                                     ----------
                 TOTAL GERMANY                                        3,272,484
                                                                     ----------
                 HONG KONG: 1.71%
   73,455        Jardine Matheson Holdings Ltd.                         437,057
   86,500        Swire Pacific Ltd.                                     442,495
                                                                     ----------
                 TOTAL HONG KONG                                        879,552
                                                                     ----------
                 IRELAND: 0.59%
   23,046        Allied Irish Banks PLC                                 305,521
                                                                     ----------
                 TOTAL IRELAND                                          305,521
                                                                     ----------
                 ITALY: 4.30%
   32,350        ENI-Ente Nazionale Idrocarburi S.p.A.                  513,361
  213,600        IntesaBci S.p.A.                                       650,553
  133,900        Telecom Italia S.p.A.                                1,046,590
                                                                     ----------
                 TOTAL ITALY                                          2,210,504
                                                                     ----------
                 JAPAN: 19.94%
    7,000        Daiichi Pharmaceutical Co. Ltd.                        127,920
   67,000        Daiwa House Industry Co. Ltd.                          409,805
   40,000        Hitachi Ltd.                                           258,678
      119        Japan Tobacco, Inc.                                    798,364
  120,000        Komatsu Ltd.                                           429,573
   96,000        Matsushita Electric Industrial Co. Ltd.              1,309,746
       95   @    Millea Holdings, Inc.                                  780,040
  147,000        Mitsubishi Heavy Industries Ltd.                       445,269
      138        Mitsubishi Tokyo Financial Group, Inc.                 930,441
  206,000        Nippon Oil Corp.                                     1,065,754
    7,900        Nippon Telegraph & Telephone Corp. ADR                 162,661
      152        Nippon Telegraph & Telephone Corp.                     625,300
   13,000        Ono Pharmaceutical Co. Ltd.                            464,286
   53,000        Sankyo Co. Ltd.                                        720,878
  153,000        Sumitomo Mitsui Banking Corp.                          746,871
   20,400        TDK Corp.                                              963,485
                                                                     ----------
                 TOTAL JAPAN                                         10,239,071
                                                                     ----------
                 MEXICO: 5.48%
   68,900        America Movil SA de CV ADR                             923,260
   26,000        Cemex SA de CV ADR                                     685,360
   37,600        Telefonos de Mexico SA de CV ADR                     1,206,208
                                                                     ----------
                 TOTAL MEXICO                                         2,814,828
                                                                     ----------
                 NETHERLANDS: 3.37%
   12,471        ABN Amro Holding NV                                    226,051
    6,800        Akzo Nobel NV                                          295,510
   30,900        European Aeronautic Defense and Space Co.              474,209
   38,600        Wolters Kluwer NV ADR                                  731,246
                                                                     ----------
                 TOTAL NETHERLANDS                                    1,727,016
                                                                     ----------
                 NEW ZEALAND: 1.02%
  218,300        Telecom Corp. of New Zealand Ltd.                      523,850
                                                                     ----------
                 TOTAL NEW ZEALAND                                      523,850
                                                                     ----------
                 PORTUGAL: 1.13%
   82,308        Portugal Telecom SGPS SA                               580,057
                                                                     ----------
                 TOTAL PORTUGAL                                         580,057
                                                                     ----------
                 RUSSIA: 0.88%
    6,900        LUKOIL ADR                                             452,709
                                                                     ----------
                 TOTAL RUSSIA                                           452,709
                                                                     ----------
                 SINGAPORE: 2.86%
   96,000        DBS Group Holdings Ltd. ADR                            673,970
   19,615        DBS Group Holdings Ltd.                                137,708
   99,000        Oversea-Chinese Banking Corp.                          655,796
                                                                     ----------
                 TOTAL SINGAPORE                                      1,467,474
                                                                     ----------
                 SOUTH KOREA: 3.93%
   63,900        Korea Electric Power Corp. ADR                         669,033
   31,600   L    KT Corp. ADR                                           684,140
   24,300        POSCO ADR                                              662,661
                                                                     ----------
                 TOTAL SOUTH KOREA                                    2,015,834
                                                                     ----------
                 SPAIN: 7.33%
   99,033        Banco Bilbao Vizcaya Argentaria SA                   1,117,656
  149,600        Repsol YPF SA                                        1,760,591
  104,170   @    Telefonica SA                                          872,739
      475   @    Telefonica SA ADR                                       11,804
                                                                     ----------
                 TOTAL SPAIN                                          3,762,790
                                                                     ----------
                 SWITZERLAND: 2.67%
      920        Swisscom AG                                            267,069
    5,468        Zurich Financial Services AG                         1,101,592
                                                                     ----------
                 TOTAL SWITZERLAND                                    1,368,661
                                                                     ----------
                 UNITED KINGDOM: 20.23%
  191,300        BAE Systems PLC                                        977,144
   60,400        British American Tobacco PLC                           649,269
  124,060        BT Group PLC                                           476,684
  517,500   @    Corus Group PLC                                        662,809
  174,100        Friends Provident PLC                                  384,252
   82,400        HSBC Holdings PLC                                      948,159
  235,636        Imperial Chemical Industries PLC                     1,146,122
  288,000        Invensys PLC                                           390,824
   93,257        Marks & Spencer Group PLC                              530,027
  195,400        Reuters Group PLC                                    1,036,818
  254,200        Royal & Sun Alliance Insurance Group                   934,095
  167,200        Safeway PLC                                            718,288
  100,900        South African Breweries PLC                            790,006
   81,400        Unilever PLC                                           742,206
                                                                    -----------
                 TOTAL UNITED KINGDOM                                10,386,703
                                                                    -----------

                 See Accompanying Notes to Financial Statements

ING VP
International
Value
Portfolio
        PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Cont.)
--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------
            VENEZUELA: 0.19%
    6,887   Cia Anonima Nacional Telefonos de Venezuela --
              CANTV ADR                                             $    98,002
                                                                    -----------
            TOTAL VENEZUELA                                              98,002
                                                                    -----------
            Total Common Stock (Cost $50,006,750)                    46,039,058
                                                                    -----------
PREFERRED STOCK: 2.75%
            BRAZIL: 2.75%
    9,048   Banco Bradesco SA ADR                                       178,698
   19,700   Cia Vale do Rio Doce ADR                                    511,215
   15,600   Petroleo Brasileiro SA - Petrobras ADR                      271,440
   45,439   Tele Norte Leste Participacoes SA ADR                       452,118
                                                                    -----------
            TOTAL BRAZIL                                              1,413,471
                                                                    -----------
            Total Preferred Stock (Cost $1,620,391)                   1,413,471
                                                                    -----------
            TOTAL INVESTMENTS IN SECURITIES
              (COST $51,627,141)*                       92.41%      $47,452,529
            OTHER ASSETS AND LIABILITIES-NET             7.59%        3,897,074
                                                       ------       -----------
            NET ASSETS                                 100.00%      $51,349,603
                                                       ======       ===========

@    Non-income producing security
ADR  American Depository Receipt
L    Loaned security, a portion or all of the security is on loan at June 30,
     2002
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

            Gross Unrealized Appreciation                           $ 3,105,868
            Gross Unrealized Depreciation                            (7,280,480)
                                                                    -----------
            Net Unrealized Depreciation                             $(4,174,612)
                                                                    ===========

                 See Accompanying Notes to Financial Statements

ING VP
International
Value
Portfolio
        PORTFOLIO OF INVESTMENTS as of June 30, 2002 (Unaudited) (Cont.)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                            Net Assets
--------------------------------------------------------------------------------
Aerospace/Defense                                                          2.83%
Agriculture                                                                2.82%
Auto Manufacturers                                                         0.85%
Banks                                                                     14.21%
Beverages                                                                  1.54%
Building Materials                                                         1.33%
Chemicals                                                                  3.75%
Computers                                                                  1.88%
Electric                                                                   4.26%
Electrical Components & Equipment                                          0.50%
Food                                                                       2.84%
Holding Companies-Diversified                                              1.71%
Home Builders                                                              0.80%
Home Furnishings                                                           2.55%
Insurance                                                                  6.23%
Iron/Steel                                                                 2.58%
Machinery-Construction & Mining                                            0.84%
Machinery-Diversified                                                      0.36%
Media                                                                      3.44%
Mining                                                                     1.00%
Miscellaneous Manufacturing                                                3.96%
Oil & Gas                                                                  8.41%
Pharmaceuticals                                                            2.56%
Retail                                                                     1.03%
Telecommunications                                                        20.13%
Other Assets and Liabilities, Net                                          7.59%
                                                                         ------
NET ASSETS                                                               100.00%
                                                                         ======

                 See Accompanying Notes to Financial Statements

                  SHAREHOLDER MEETING INFORMATION (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the ING Retail Funds and Variable Products held February 21, 2002, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258

A brief description of each matter voted upon as well as the results are outlined below:

                                                            SHARES VOTED
                                               SHARES        AGAINST OR       SHARES       BROKER         TOTAL
                                              VOTED FOR       WITHHELD      ABSTAINED     NON-VOTE     SHARES VOTED
                                             ----------     ------------    ---------     --------     ------------
1. To elect 12 members of the Boards of Directors/Trustees to hold office until the election and qualification of their successors.

   Paul S. Doherty                           26,212,194        837,457             --        --         27,049,651
   J. Michael Earley                         26,242,260        807,391             --        --         27,049,651
   R. Barbara Gitenstein                     26,213,654        835,997             --        --         27,049,651
   Walter H. May                             26,211,407        838,244             --        --         27,049,651
   Thomas J. McInerney                       26,228,883        820,678             --        --         27,049,561
   Jock Patton                               26,241,713        807,938             --        --         27,049,651
   David W.C. Putnam                         26,241,271        808,380             --        --         27,049,651
   Blaine E. Rieke                           26,209,663        839,988             --        --         27,049,651
   Robert C. Salipante                       26,202,318        847,333             --        --         27,049,651
   John G. Turner                            26,230,179        819,472             --        --         27,049,651
   Roger B. Vincent                          26,240,588        809,063             --        --         27,049,651
   Richard A. Wedemeyer                      26,236,417        813,234             --        --         27,049,651

2. Approval of amendments to Articles of Incorporation or Declarations of Trust, as the case may be, for some of the Funds to permit the Boards to determine the number of Directors/Trustees to the Funds.

   Vote is rolled up and voted on a Registrant level

                                             24,881,066        975,306      1,193,279        --         27,049,651

3. Confirmation of KPMG as current independent auditors of certain Funds.

   ING VP Growth Opportunities Portfolio      1,966,349         20,911         99,329        --          2,086,589
   ING VP LargeCap Growth Portfolio              96,769            --          96,770        --            193,539
   ING VP MidCap Opportunities Portfolio        669,899         10,514         27,302        --            707,715
   ING VP SmallCap Opportunities Portfolio    5,703,724         84,468        219,719        --          6,007,911
   ING VP Large Company Value Portfolio          64,078            --              71        --             64,149
   ING VP MagnaCap Portfolio                    725,500         43,475         84,200        --            853,175
   ING VP International Value Portfolio       2,809,900        156,785        104,300        --          3,070,985
   ING VP Convertible Portfolio                  63,167            --           1,139        --             64,306

4. Such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

   ING VP Growth Opportunities Portfolio      1,919,894         30,971        135,724        --          2,086,589
   ING VP LargeCap Growth Portfolio              96,769            --          96,770        --            193,539
   ING VP MidCap Opportunities Portfolio        644,526         18,420         44,769        --            707,715
   ING VP SmallCap Opportunities Portfolio    5,513,350        146,297        348,264        --          6,007,911
   ING VP Large Company Value Portfolio          64,078            --              71        --             64,149
   ING VP MagnaCap Portfolio                    721,378         39,937         91,860        --            853,175
   ING VP International Value Portfolio       2,736,326        190,459        144,200        --          3,070,985
   ING VP Convertible Portfolio                  63,167            --           1,139        --             64,306

             DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Portfolios are managed under the direction of the Portfolios' Board of Directors/Trustees. Information pertaining to the Directors/Trustees and Officers of the Portfolios is set forth below:

                                                                                               Number of
                                             Term of             Principal                   Porfolios in            Other
                              Position(s)  Office and           Occupation(s)                Fund Complex        Directorships
      Name, Address            Held with    Length of            during the                   Overseen by           held by
         and Age                 Fund      Time Served         Past Five Years              Director/Trustee    Director/Trustee
         -------                 ----      -----------         ---------------              ----------------    ----------------
INDEPENDENT DIRECTORS/TRUSTEES:

Paul S. Doherty               Director/    10-29-99 to  Retired. Mr. Doherty was formerly         106         Mr. Doherty is a
7337 E. Doubletree Ranch Rd.  Trustee      Present      President and Partner, Doherty,                       Trustee of the GCG
Scottsdale, AZ 85258                                    Wallace, Pillsbury and Murphy,                        Trust (February 2002
Age: 67                                                 P.C.,Attorneys (1996 to 2001); a                      to present).
                                                        Director of Tambrands, Inc. (1993 to
                                                        1998); and a Trustee of each of the
                                                        funds managed by Northstar
                                                        Investment Management
                                                        Corporation (1993 to 1999).

J. Michael Earley             Director/    2-22-02 to   President and Chief Executive             106         Mr. Earley is a
7337 E. Doubletree Ranch Rd.  Trustee      Present      Officer of Bankers Trust                              Trustee of the GCG
Scottsdale, AZ 85258                                    Company, N.A. (1992 to                                Trust (1997 to
Age: 56                                                 present).                                             present).

R. Barbara Gitenstein         Director/    2-22-02 to   President of the College of New           106         Dr. Gitenstein is a
7337 E. Doubletree Ranch Rd.  Trustee      Present      Jersey (1999 to present);                             Trustee of the GCG
Scottsdale, AZ 85258                                    Executive Vice President and                          Trust (1997 to
Age: 53                                                 Provost at Drake University                           present).
                                                        (1992 to 1998).

Walter H. May                 Director/    10-29-99 to  Retired. Mr. May was formerly             106         Mr. May is a Trustee
7337 E. Doubletree Ranch Rd.  Trustee      Present      Managing Director and Director                        for the Best Prep
Scottsdale, AZ 85258                                    of Marketing for Piper Jaffray,                       Charity (1991 to
Age: 65                                                 Inc. (an investment                                   present) and the GCG
                                                        banking/underwriting firm). Mr.                       Trust (February 2002
                                                        May was formerly a Trustee of                         to present).
                                                        each of the funds managed by
                                                        Northstar Investment
                                                        Management Corporation (1996
                                                        to 1999).


Jock Patton                   Director/    8-28-95 to   Private Investor. Mr. Patton was          106         Mr. Patton is a
7337 E. Doubletree Ranch Rd.  Trustee      Present      formerly Director and Chief                           Trustee of the GCG
Scottsdale, AZ 85258                                    Executive Officer of Rainbow                          Trust (February 2002
Age: 56                                                 Multimedia Group, Inc. (January                       to present); He is
                                                        1999 to December 2001);                               also Director of
                                                        Director of Stuart                                    Hypercom, Inc. and JDA
                                                        Entertainment, Inc.; Directory of                     Software Group, Inc.
                                                        Artisoft, Inc. (1994 to 1998);                        1999 to present);
                                                        President and co-owner of                             National Airlines,
                                                        StockVal, Inc. (November 1992                         Inc.; and BG
                                                        to June 1997) and a Partner and                       Associates Inc.
                                                        Director of the law firm of
                                                        Streich Lang, P.A. (1972 to
                                                        1993).

David W.C. Putnam             Director/    10-29-99 to  President and Director of F.L.            106         Mr. Putnam is a
7337 E. Doubletree Ranch Rd.  Trustee      Present      Putnam Securities Company, Inc.                       Trustee of GCG Trust
Scottsdale, AZ 85258                                    and its affiliates. Mr. Putnam is                     (February 2002 to
Age: 62                                                 also President, Secretary and                         present); Director of
                                                        Trustee of The Principled Equity                      F.L. Putnam Securities
                                                        Market Fund. Mr. Putnam was                           Company, Inc. (June
                                                        formerly a Director/Trustee of                        1978 to present); F.L.
                                                        Trust Realty Corp., Anchor                            Putnam Investment
                                                        Investment Trust, Bow Ridge                           Management Company
                                                        Mining Co., and each of the                           (December 2001 to
                                                        funds managed by Northstar                            present); Asian
                                                        Investment Management                                 American Bank and
                                                        Corporation (1994 to 1999).                           Trust Company (June
                                                                                                              1992 to present); and
                                                                                                              Notre Dame Health Care
                                                                                                              Center (1991 to
                                                                                                              present). He is also a
                                                                                                              Trustee of The
                                                                                                              Principled Equity
                                                                                                              Market Fund (November
                                                                                                              1996 to present);
                                                                                                              Progressive Capital
                                                                                                              Accumulation Trust
                                                                                                              (August 1998 to
                                                                                                              present); Anchor
                                                                                                              International Bond
                                                                                                              Trust (December 2000
                                                                                                              to present); F.L.
                                                                                                              Putnam Foundation
                                                                                                              (December 2000 to
                                                                                                              present); Mercy
                                                                                                              Endowment Foundation
                                                                                                              (1995 to present); and
                                                                                                              an Honorary Trustee of
                                                                                                              Mercy Hospital (1973
                                                                                                              to present).

--------------------------------------------------------------------------------

                                                                                               Number of
                                             Term of             Principal                   Porfolios in            Other
                              Position(s)  Office and           Occupation(s)                Fund Complex        Directorships
      Name, Address            Held with    Length of            during the                   Overseen by           held by
         and Age                 Fund      Time Served         Past Five Years              Director/Trustee    Director/Trustee
         -------                 ----      -----------         ---------------              ----------------    ----------------
Blaine E. Rieke               Director/    2-26-01 to   General Partner of Huntington             106         Mr. Rieke is a
7337 E. Doubletree Ranch Rd.  Trustee      Present      Partners, an investment                               Director/Trustee of
Scottsdale, AZ 85258                                    partnership (1997 to present).                        the Morgan Chase Trust
Age: 68                                                 Mr. Rieke was formerly                                Co. (January 1998 to
                                                        Chairman and Chief Executive                          present) and the GCG
                                                        Officer of Firstar Trust Company                      Trust (February 2002
                                                        (1973 to 1996). Mr. Rieke was                         present).
                                                        formerly the Chairman of the
                                                        Board and a Trustee of each of
                                                        the funds managed by ING
                                                        Investment Management Co.
                                                        LLC. (1998 to 2001).

Roger B. Vincent              Director/    2-22-02 to   President of Springwell                   106         Mr. Vincent is a
7337 E. Doubletree Ranch Rd.  Trustee      Present      Corporation, a corporate                              Trustee of the GCG
Scottsdale, AZ 85258                                    advisory firm (1989 to present).                      Trust (1994 to
Age: 56                                                 Mr. Vincent was formerly a                            present) and a
                                                        Director of Tatham Offshore,                          Director of AmeriGas
                                                        Inc. (1996 to 2000) and                               Propane, Inc. (1998
                                                        Petrolane, Inc. (1993 to 1995).                       to present).

Richard A. Wedemeyer          Director/    2-26-01 to   Vice President -- Finance and             106         Mr. Wedemeyer is a
7337 E. Doubletree Ranch Rd.  Trustee      Present      Administration -- of the                              Trustee of Touchstone
Scottsdale, AZ 85258                                    Channel Corporation, an                               Consulting Group (1997
Age: 65                                                 importer of specialty alloy                           to present) and the
                                                        aluminum products (1996 to                            GCG Trust (February
                                                        present). Mr. Wedemeyer was                           2002 to present).
                                                        formerly Vice President --
                                                        Finance and Administration --
                                                        of Performance Advantage, Inc.,
                                                        a provider of training and
                                                        consultation services (1992 to
                                                        1996), and Vice President --
                                                        Operations and Administration
                                                        -- of Jim Henson Productions
                                                        (1979 to 1997). Mr. Wedemeyer
                                                        was a Trustee of each of the
                                                        funds managed by ING
                                                        Investment Management Co.
                                                        LLC. (1998 to 2001).

--------------------------------------------------------------------------------

                                                                                               Number of
                                             Term of             Principal                   Porfolios in            Other
                              Position(s)  Office and           Occupation(s)                Fund Complex        Directorships
      Name, Address            Held with    Length of            during the                   Overseen by           held by
         and Age                 Fund      Time Served         Past Five Years              Director/Trustee    Director/Trustee
         -------                 ----      -----------         ---------------              ----------------    ----------------
INTERESTED DIRECTORS:

R. Glenn Hilliard(1)          Director/    2-26-02 to   Chairman and CEO of ING                   106         Mr. Hilliard serves as
ING Americas                  Trustee      Present      Americas and a member of its                          a member of the Board
5780 Powers Ferry Road, NW                              Americas Executive Committee                          of Directors of the
Atlanta, GA 30327                                       (1999 to present). Mr. Hilliard                       Clemson University
Age: 59                                                 was formerly Chairman and CEO                         Foundation, the Board
                                                        of ING North America,                                 of Councilors for the
                                                        encompassing the U.S., Mexico                         Carter Center, a
                                                        and Canada regions (1994 to                           Trustee of the
                                                        1999).                                                Woodruff Arts Center
                                                                                                              and sits on the Board
                                                                                                              of Directors for the
                                                                                                              High Museum of Art.
                                                                                                              Mr. Hilliard is also a
                                                                                                              Trustee of the GCG
                                                                                                              Trust (February 2002
                                                                                                              to present).

Thomas J. McInerney(2)        Director/    2-26-01 to   Chief Executive Officer, ING U.S.         156         Mr. McInerney serves
7337 E. Doubletree Ranch Rd.  Trustee      Present      Financial Services (October 2001                      as a Director/Trustee
Scottsdale, AZ 85258                                    to present); President, Chief                         of Aeltus Investment
Age: 45                                                 Executive Officer, and Director                       Management, Inc. (1997
                                                        of Northern Life Insurance                            to present); each of
                                                        Company (2001 to present); and                        the Aetna Funds (April
                                                        President and Director of Aetna                       2002 to present);
                                                        Life Insurance and Annuity                            Ameribest Life
                                                        Company (1997 to present),                            Insurance Co. (2001 to
                                                        Aetna Retirement Holdings, Inc.                       present); Equitable
                                                        (1997 to present), Aetna                              Life Insurance Co.
                                                        Investment Adviser Holding Co.                        (2001 to present);
                                                        (2000 to present), and Aetna                          First Columbine Life
                                                        Retail Holding Company (2000                          Insurance Co. (2001 to
                                                        to present). Mr. McInerney was                        present); Golden
                                                        formerly General Manager and                          American Life
                                                        Chief Executive Officer of ING                        Insurance Co. (2001 to
                                                        Worksite Division (since                              present); Life
                                                        December 2000 to October                              Insurance Company of
                                                        2001); President of Aetna                             Georgia (2001 to
                                                        Financial Services (August 1997                       present); Midwestern
                                                        to December 2000); Head of                            United Life Insurance
                                                        National Accounts and Core                            Co. (2001 to present);
                                                        Sales and Marketing for Aetna                         ReliaStar Life
                                                        U.S. Healthcare (April 1996 to                        Insurance Co. (2001 to
                                                        March 1997); Head of Corporate                        present); Security
                                                        Strategies for Aetna Inc. (July                       Life of Denver (2001
                                                        1995 to April 1996); and has                          to present); Security
                                                        held a variety of line and                            Connecticut Life
                                                        corporate staff positions since                       Insurance Co. (2001 to
                                                         1978.                                                present); Southland
                                                                                                              Life Insurance Co.
                                                                                                              (2001 to present); USG
                                                                                                              Annuity and Life
                                                                                                              Company (2001 to
                                                                                                              present); United Life
                                                                                                              and Annuity Insurance
                                                                                                              Co. Inc (2001 to
                                                                                                              present); and the GCG
                                                                                                              Trust (February 2002
                                                                                                              to present). Mr.
                                                                                                              McInerney is a member
                                                                                                              of the Board of the
                                                                                                              National Commission on
                                                                                                              Retirement Policy, the
                                                                                                              Governor[0092]s
                                                                                                              Council on Economic
                                                                                                              Competitiveness and
                                                                                                              Technology of
                                                                                                              Connecticut, the Board
                                                                                                              of Directors of the
                                                                                                              Connecticut Business
                                                                                                              and Industry
                                                                                                              Association, the Board
                                                                                                              of Trustees of the
                                                                                                              Bushnell, the Board
                                                                                                              for the Connecticut
                                                                                                              Forum, and the Board
                                                                                                              of the Metro Hartford
                                                                                                              Chamber of Commerce,
                                                                                                              and is Chairman of
                                                                                                              Concerned Citizens for
                                                                                                              Effective Government.

--------------------------------------------------------------------------------

                                                                                               Number of
                                             Term of             Principal                   Porfolios in            Other
                              Position(s)  Office and           Occupation(s)                Fund Complex        Directorships
      Name, Address            Held with    Length of            during the                   Overseen by           held by
         and Age                 Fund      Time Served         Past Five Years              Director/Trustee    Director/Trustee
         -------                 ----      -----------         ---------------              ----------------    ----------------
John G. Turner(3)             Chairman and 10-29-99 to  President, Turner Investment              106         Mr. Turner serves as a
7337 E. Doubletree Ranch Rd.  Director/    Present      Company (since January 2002).                         member of the Board of
Scottsdale, AZ 85258          Trustee                   Mr. Turner was formerly Vice                          the GCG Trust. Mr.
Age: 62                                                 Chairman of ING Americas (2000                        Turner also serves as
                                                        to 2001); Chairman and Chief                          a Director of the
                                                        Executive Officer of ReliaStar                        Hormel Foods
                                                        Financial Corp. and ReliaStar                         Corporation (May 2000
                                                        Life Insurance Company (1993                          to present), Shopko
                                                        to 2000); Chairman of                                 Stores, Inc. (August
                                                        ReliaStar United Services Life                        1999 to present), and
                                                        Insurance Company (1995 to                            M.A. Mortenson Co.
                                                        1998); Chairman of ReliaStar                          (March 2002 to
                                                        Life Insurance Company of New                         present).
                                                        York (1995 to 2001); Chairman
                                                        of Northern Life Insurance
                                                        Company (1992 to 2000);
                                                        Chairman and Director/Trustee
                                                        of the Northstar affiliated
                                                        investment companies (1993 to
                                                        2001) and Director, Northstar
                                                        Investment Management
                                                        Corporation and its affiliates
                                                        (1993 to 1999).

----------
(1) Mr. Hilliard is an "interested person", as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.

(2) Mr. McInerney is an
"interested person", as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.

(3) Mr. Turner is an "interested person", as defined by the 1940 Act, because of his former affiliation with ING Americas, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                                                               Principal
                                                       Term of Office                        Occupation(s)
      Name, Address              Position(s)           and Length of                          during the
         and Age                Held with Fund          Time Served                         Past Five Years
         -------                --------------          -----------                         ---------------
OFFICERS:

James M. Hennessy              President, Chief      March 2002 to         President and Chief Executive Officer of ING
7337 E. Doubletree Ranch Rd.   Executive Officer,    Present (for the      Capital Corporation, LLC, ING Funds Services, LLC,
Scottsdale, AZ 85258           and Chief             ING Funds)            ING Advisors, Inc., ING Investments, LLC, Lexington
Age: 52                        Operating Officer                           Funds Distributor, Inc., Express America T.C. Inc.
                                                                           and EAMC Liquidation Corp. (since December
                               President, Chief      February 2001 to      2001); Executive Vice President and Chief
                               Executive Officer,    March 2002 (for       Operating Officer of ING Quantitative
                               and Chief             the Pilgrim Funds)    Management, Inc. (since October 2001) and ING
                               Operating Officer                           Funds Distributor, Inc. (since June 2000). Formerly,
                                                                           Senior Executive Vice President (June 2000 to
                               Chief Operating       July 2000 to          December 2000) and Secretary (April 1995 to
                               Officer               February 2001 (for    December 2000) of ING Capital Corporation, LLC,
                                                     the Pilgrim Funds)    ING Funds Services, LLC, ING Investments, LLC, ING
                                                                           Advisors, Inc., Express America T.C. Inc., and EAMC
                                                                           Liquidation Corp.; and Executive Vice President,
                                                                           ING Capital Corporation, LLC and its affiliates
                                                                           (May 1998 to June 2000) and Senior Vice
                                                                           President, ING Capital Corporation, LLC and its
                                                                           affiliates (April 1995 to April 1998).

Stanley D. Vyner               Executive Vice        March 2002 to         Executive Vice President of ING Advisors, Inc. and
7337 E. Doubletree Ranch Rd.   President             Present (for the      ING Investments, LLC (since July 2000) and Chief
Scottsdale, Arizona 85258                            ING Funds)            Investment Officer of the International Portfolios,
Age: 51                                                                    ING Investments, LLC (since July 1996). Formerly,
                               Executive Vice        July 1996 to          President and Chief Executive Officer of ING
                               President             March 2002 (for       Investments, LLC (August 1996 to August 2000).
                                                     the international
                                                     portfolios of the
                                                     Pilgrim Funds)

Mary Lisanti                   Executive Vice        March 2002 to         Executive Vice President of ING Investments, LLC
7337 E. Doubletree Ranch Rd.   President             Present (for the      and ING Advisors, Inc. (since November 1999) and
Scottsdale, AZ 85258                                 ING Funds)            of ING Quantitative Management, Inc. (since July
Age: 45                                                                    2000); Chief Investment Officer of the Domestic
                               Executive Vice        May 1998 to           Equity Portfolios, ING Investments, LLC (since
                               President             March 2002 (for       1999). Formerly, Executive Vice President and
                                                     the domestic          Chief Investment Officer for the Domestic Equity
                                                     equity portfolios     Portfolios of Northstar Investment Management
                                                     of the Pilgrim        Corporation, whose name changed to Pilgrim
                                                     Funds)                Advisors, Inc. and subsequently became part of
                                                                           ING Investments, LLC (May 1998 to October 1999);
                                                                           Portfolio Manager with Strong Capital
                                                                           Management (May 1996 to 1998); a Managing
                                                                           Director and Head of Small- and Mid-
                                                                           Capitalization Equity Strategies at Bankers Trust
                                                                           Corp. (1993 to 1996).

Michael J. Roland              Executive Vice        March 2002 to         Executive Vice President, Chief Financial Officer
7337 E. Doubletree Ranch Rd.   President,            Present (for the      and Treasurer of ING Funds Services, LLC, ING
Scottsdale, AZ 85258           Assistant             ING Funds)            Funds Distributor, Inc., ING Advisors, Inc., ING
Age: 44                        Secretary and                               Investments, LLC, ING Quantitative Management,
                               Principal Financial                         Inc., Lexington Funds Distributor, Inc., Express
                               Officer                                     America T.C. Inc. and EAMC Liquidation Corp.
                                                                           (since December 2001). Formerly, Senior Vice
                               Senior Vice           June 1998 to          President, ING Funds Services, LLC, ING
                               President and         March 2002 (for       Investments, LLC, and ING Funds Distributor, Inc.
                               Principal Financial   the Pilgrim Funds)    (June 1998 to December 2001) and Chief Financial
                               Officer                                     Officer of Endeavor Group (April 1997 to June
                                                                           1998).

Ralph G. Norton III            Senior Vice           March 2002 to         Senior Vice President of ING Investment Advisors,
7337 E. Doubletree Ranch Rd.   President             Present (for the      Inc. and ING Investments, LLC (since October 2001)
Scottsdale, Arizona 85258                            ING Funds)            and Chief Investment Officer of the Fixed Income
Age: 42                                                                    Portfolios, ING Investments, LLC (since October
                               Senior Vice           August 2001 to        2001). Formerly, Senior Market Strategist, Aeltus
                               President             March 2002 (for       Investment Management, Inc. (January 2001 to
                                                     the fixed income      August 2001) and Chief Investment Officer, ING
                                                     portfolios of the     Investments, LLC (1990 [0096] January 2001).
                                                     Pilgrim Funds)

--------------------------------------------------------------------------------

                                                                                               Principal
                                                       Term of Office                        Occupation(s)
      Name, Address              Position(s)           and Length of                          during the
         and Age                Held with Fund          Time Served                         Past Five Years
         -------                --------------          -----------                         ---------------
OFFICERS:

Robert S. Naka                   Senior Vice          March 2002 to         Senior Vice President and Assistant Secretary of
7337 E. Doubletree Ranch Rd.     President and        Present (for the      ING Funds Services, LLC, ING Funds Distributor,
Scottsdale, AZ 85258             Assistant            ING Funds)            Inc., ING Advisors, Inc., ING Investments, LLC, ING
Age: 38                          Secretary                                  Quantitative Management, Inc. (since October
                                                                            2001) and Lexington Funds Distributor, Inc. (since
                                 Senior Vice          November 1999         December 2001). Formerly, Vice President, ING
                                 President and        to March 2002         Investments, LLC (April 1997 to October 1999), ING
                                 Assistant            (for the Pilgrim      Funds Services, LLC (February 1997 to August
                                 Secretary            Funds)                1999) and Assistant Vice President, ING Funds
                                                                            Services, LLC (August 1995 to February 1997).
                                 Assistant            July 1994 to
                                 Secretary            November 1999
                                                      (for the Pilgrim
                                                      Funds)

Robyn L. Ichilov                 Vice President       March 2002 to         Vice President of ING Funds Services, LLC (since
7337 E. Doubletree Ranch Rd.     and Treasurer        Present (for the      October 2001) and ING Investments, LLC (since
Scottsdale, AZ 85258                                  ING Funds)            August 1997); Accounting Manager, ING
Age: 34                                                                     Investments, LLC (since November 1995).
                                 Vice President       May 1998 to
                                 and Treasurer        March 2002 (for
                                                      the Pilgrim Funds)

                                 Vice President       November 1997
                                                      to May 1998 (for
                                                      the Pilgrim Funds)

Kimberly A. Anderson             Vice President       March 2002 to         Vice President for ING Quantitative Management,
7337 E. Doubletree Ranch Rd.     and Secretary        Present (for the      Inc. (since October 2001); Vice President and
Scottsdale, AZ 85258                                  ING Funds)            Assistant Secretary of ING Funds Services, LLC, ING
Age: 37                                                                     Funds Distributor, Inc., ING Advisors, Inc., ING
                                                      February 2001 to      Investments, LLC (since October 2001) and
                                                      March 2002(for        Lexington Funds Distributor, Inc. (since December
                                                      the Pilgrim Funds)    2001). Formerly, Assistant Vice President of ING
                                                                            Funds Services, LLC (November 1999 to January 2001)
                                                                            and has held various other positions with ING Funds
                                                                            Services, LLC for more than the last five years.

Lourdes R. Bernal                Vice President       March 2002 to         Vice President of ING Investments, LLC (since
7337 E. Doubletree Ranch Rd.                          Present (for          January 2002). Prior to joining ING Investments,
Scottsdale, AZ 85258                                  certain ING           LLC in 2002, Ms. Bernal was a Senior Manager in
Age: 32                                               Funds)                the Investment Management Practice,
                                                                            PricewaterhouseCoopers LLP (July 2000 to
                                                      February 2002 to      December 2001); Manager,
                                                      Present (for the      PricewaterhouseCoopers LLP (July 1998 to July
                                                      Pilgrim Funds)        2000); Manager, Coopers & Lybrand LLP (July 1996
                                                                            to June 1998); Senior Associate, Coopers & Lybrand
                                                                            LLP (July 1992 to June 1996); and Associate,
                                                                            Coopers & Lybrand LLP (August 1990 to June 1992).

Todd Modic                       Assistant Vice       March 2002 to         Director of Financial Reporting of ING
7337 E. Doubletree Ranch Rd.     President            Present (for          Investments, LLC (since March 2001). Formerly,
Scottsdale, AZ 85258                                  certain ING           Director of Financial Reporting, Axient
Age: 34                                               Funds)                Communications, Inc. (May 2000 to January 2001)
                                                                            and Director of Finance, Rural/Metro Corporation
                                                      August 2001 to        (March 1995 to May 2000).
                                                      March 2002 (for
                                                      the Pilgrim Funds)

Maria M. Anderson                Assistant Vice       March 2002 to         Assistant Vice President of ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.     President            Present (for          (since October 2001). Formerly, Manager of Fund
Scottsdale, AZ 85258                                  certain ING           Accounting and Fund Compliance, ING
Age: 43                                               Funds)                Investments, LLC (September 1999 to November
                                                                            2001); Section Manager of Fund Accounting, Stein
                                                      August 2001 to        Roe Mutual Funds (July 1998 to August 1999); and
                                                      March 2002 (for       Financial Reporting Analyst, Stein Roe Mutual
                                                      the Pilgrim Funds)    Funds (August 1997 to July 1998).

Edwin Schriver                   Senior Vice          March 2002 to         Senior Vice President (since November 1999) and
7337 E. Doubletree Ranch Rd.     President and        Present (for          Senior Portfolio Manager (since October 2001) for
Scottsdale, Arizona 85258        Senior Portfolio     certain ING           ING Investments, LLC. Formerly, Senior High Yield
Age: 56                          Manager              Funds)                Analyst, Dreyfus Corporation (April 1998 to
                                                                            November 1999); and President of Cresent City
                                                      November 1999         Research (July 1993 to April 1998).
                                                      to March 2002
                                                      (for certain
                                                      Pilgrim Funds)

--------------------------------------------------------------------------------

                                                                                               Principal
                                                       Term of Office                        Occupation(s)
      Name, Address              Position(s)           and Length of                          during the
         and Age                Held with Fund          Time Served                         Past Five Years
         -------                --------------          -----------                         ---------------
OFFICERS:

Steven Rayner                    Vice President        March 2002 to      Vice President of ING Investments, LLC (since
7337 E. Doubletree Ranch Rd.     and Co-Portfolio      Present (for       October 2001). Formerly, Assistant Vice President,
Scottsdale, Arizona 85258        Manager               certain ING        ING Investments, LLC; (February 1998 to January
Age: 35                                                Funds)             2001) and has held various other positions with
                                                                          ING Investments, LLC and its predecessors since
                                                       January 2001       to June 1995.
                                                       March 2002 (for
                                                       certain Pilgrim
                                                       Funds)

Robert Kloss                     Vice President        March 2002 to      Vice President of ING Investments, LLC (since
7337 E. Doubletree Ranch Rd.     and Co-Portfolio      Present (for       January 2001) and has held various other positions
Scottsdale, Arizona 85258        Manager               certain ING        with ING Investments, LLC and its predecessors for
Age: 45                                                Funds)             the last five years.

                                                       January 2001 to
                                                       March 2002 (for
                                                       certain Pilgrim
                                                       Funds)

Thomas Jackson                   Senior Vice           March 2002 to      Senior Vice President, ING Investments, LLC (since
7337 E. Doubletree Ranch Rd.     President and         Present (for       June 2001) and ING Advisors, Inc. (since October
Scottsdale, Arizona 85258        Senior Portfolio      certain ING        2001); and Senior Portfolio Manager for ING
Age: 56                          Manager               Funds)             Investments, LLC and ING Advisors, Inc. (since
                                                                          October 2001). Formerly, Managing Director,
                                                       June 2001 to       Prudential Investments (April 1990 to December
                                                       March 2002 (for    2000); and prior to April 1990, Co-Chief
                                                       certain Pilgrim    Investment Officer and Managing Director at
                                                       Funds)             Century Capital Associates and Red Oak Advisors.

Jeffrey Bernstein                Senior Vice           March 2002 to      Senior Vice President (since October 1999) of ING
7337 E. Doubletree Ranch Rd.     President and         Present (for       Investments, LLC and Senior Portfolio Manager
Scottsdale, Arizona 85258        Senior Portfolio      certain ING        (since October 2001) for ING Advisors, Inc. and ING
Age: 35                          Manager               Funds)             Investments, LLC. Formerly, Portfolio Manager,
                                                                          Northstar Investment Management Corporation,
                                                       June 2000 to       whose name changed to Pilgrim Advisors, Inc. and
                                                       March 2002 (for    subsequently became part of ING Investments, LLC
                                                       certain Pilgrim    (May 1998 to October 1999); Portfolio Manager,
                                                       Funds)             Strong Capital Management (1997 to May 1998);
                                                                          and Portfolio Manager, Berkeley Capital (1995 to
                                                                          1997).

Richard T. Saler                 Senior Vice           March 2002 to      Senior Vice President and Director of International
7337 E. Doubletree Ranch Rd.     President and         Present (for       Equity Investment Strategy of ING Investments,
Scottsdale, Arizona 85258        Senior Portfolio      certain ING        LLC and ING Advisors, Inc. (since October 2001).
Age: 40                          Manager               Funds)             Formerly, Senior Vice President and Director of
                                                                          International Equity Strategy, Lexington
                                                       June 2000 to       Management Corporation (which was acquired by
                                                       March 2002 (for    ING Investments, LLC's parent company in July
                                                       certain Pilgrim    2000) (1986 to July 2000).
                                                       Funds)

Philip A. Schwartz               Senior Vice           March 2002 to      Senior Vice President and Director of International
7337 E. Doubletree Ranch Rd.     President and         Present (for       Equity Investment Strategy for ING Investments,
Scottsdale, Arizona 85258        Senior Portfolio      certain ING        LLC and ING Advisors, Inc. (since October 2001).
Age: 40                          Manager               Funds)             Formerly, Senior Vice President and Director of
                                                                          International Equity Strategy, Lexington
                                                       June 2000 to       Management Corporation (which was acquired by
                                                       March 2002 (for    ING Investments, LLC's parent company in July
                                                       certain Pilgrim    2000); Vice President of European Research Sales,
                                                       Funds)             Cheuvreux de Virieu in Paris and New York (prior
                                                                          to 1993).

Andy Mitchell                    Vice President        March 2002 to      Vice President, ING Investments, LLC (since July
7337 E. Doubletree Ranch Rd.     and Co- Portfolio     Present (for       2000). Formerly, Senior Credit Analyst, Katonah
Scottsdale, AZ 85258             Manager               certain ING        Capital (March 2000 to July 2000); Vice President
Age: 38                                                Funds)             and Senior High Yield Analyst, Merrill Lynch Asset
                                                                          Management (March 1998 to March 2000); and
                                                       October 2000 to    Assistant Vice President and Senior High Yield
                                                       March 2002 (for    Analyst, Schroder Capital Management (March
                                                       certain Pilgrim    1994 to March 1998).
                                                       Funds)

Russ Stiver                      Vice President        March 2002 to      Vice President, ING Investments, LLC (since May
7337 E. Doubletree Ranch Rd.     and Co- Portfolio     Present (for       2000). Formerly, Acting Vice President, ING
Scottsdale, AZ 85258             Manager               certain ING        Investments, LLC (April 1999 to April 2000) and
Age: 39                                                Funds)             Portfolio Manager, Manulife Financial (November
                                                                          1996 to April 2000).
                                                       October 2000 to
                                                       March 2002 (for
                                                       certain Pilgrim
                                                       Funds)

INVESTMENT MANAGER

ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR

ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

TRANSFER AGENT

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIANS

State Street Bank & Trust
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS

KPMG LLP
99 High Street
Boston, MA 02110-2371


Prospectus containing more complete information regarding the Portfolios, including charges and expenses, may be obtained by calling ING Variable Products Trust at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

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 ING FUNDS                                                  VPTSSAR063002-081502